Exhibit 5.2

Bélanger Sauvé AVOCATS • BARRISTERS • SOLICITORS AGENTS DE MARQUES DE COMMERCE • TRADEMARK AGENTS

December 11, 2003

Merrill Lynch, Pierce, Fenner &
Smith Incorporated
4 World Financial Center
New York, New York 10080

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, New York 10010-3629

Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York 10013

J.P. Morgan Securities Inc.
270 Park Avenue, 7th floor
New York, New York 10017

  Re :    Québec US$3000,000,000 Medium Term Note Programme for the Issue
             of Medium Term Notes, Series A, Due Nine Months or More From the
             Date of Issue

Dear Sirs:

        We attach herewith English translations of Orders in Council 690-99 and 691-99 dated June 16, 1999, 1093-99 dated September 22, 1999, 43-2000 dated January 19, 2000, 792-2000 dated June 21, 2000, 384-2001 dated April 4, 2001, 808-2002 dated June 26, 2002 and 666-2003 dated June 18, 2003 passed in French by the Gouvernement du Québec on their respective dates and of Ministerial Order No. FIN-3 of the Minister of Finance of Québec dated July 7, 2003 (the "Ministerial Order").

        In our opinion, said English translations of the said Orders in Council and Ministerial Order are, in all material respects, exact and complete translations of the French originals thereof and said French originals and the English translations thereof are not susceptible of any materially different interpretation with respect to any material matter therein.

Yours very truly,
By:	/s/ BÉLANGER SAUVÉ Bélanger Sauvé
AFFILIATIONS GATINEAU : LETELLIER ET ASSOCIÉS RIMOUSKI : ROY, BEAULIEU ET CARRIER QUÉBEC : GRAVEL BÉDARD VAILLANCOURT	1, PLACE VILLE MARIE, BUREAU 1700 MONTRÉAL (QUÉBEC) H3B 2C1 TÉLÉPHONE : (514) 878-3081 • TÉLÉCOPIEUR : (514) 878-3053 www.belangersauve.com MONTRÉAL LONGUEUIL TROIS-RIVIÈRES JOLIETTE	BÉLANGER SAUVÉ EST UNE SOCIÉTÉ EN NOM COLLECTIF BÉLANGER SAUVÉ IS A GENERAL PARTNERSHIP

Exhibit 5.2 Annex 1

(Translation)

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

NUMBER 690-99	June 16, 1999
CONCERNING a borrowing plan to authorize the Minister of Finance to borrow up to $4,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency

        WHEREAS the provisions of Sections 60 and 62 of the Financial Administration Act (R.S.Q., ch. A-6) enable the Québec Government ("Québec") to authorize the Minister of Finance to borrow such sums as the Government deems requisite, more particularly within the framework of a borrowing plan authorized by the Government and of which the Government establishes the maximum amount and the characteristics and limits considered necessary by the Government, for the purposes of renewing or of paying at maturity or of redeeming prior to maturity the whole or any part of any loan effected by the Government, of meeting any deficiency in the consolidated revenue fund or providing for expenditures to be made therefrom, or for the purposes of making advances to the financing fund from sums taken out of the consolidated revenue fund from the moneys borrowed for such purposes;

        WHEREAS the Minister of Finance deems that the borrowing needs of Québec under this borrowing plan could reach $4,000,000,000 until June 30, 2000;

        WHEREAS Québec deems consequently advisable to set up a borrowing plan for the purposes of authorizing the Minister of Finance to borrow on the Canadian market or on any other market up to $4,000,000,000 in legal currency of Canada, or its equivalent in any other currency, of which the proceeds may be affected, up to the total amount thereof, to the financing fund;

        WHEREAS it is deemed appropriate to authorize a borrowing plan, to establish the maximum amount of the borrowings to be effected pursuant thereto, to establish the characteristics and limits considered necessary by Québec and to authorize the Minister of Finance to enter into any borrowing transaction under said plan, to establish the amounts and other characteristics thereof and to agree to the terms and conditions relating to each of these transactions, including those relating to the currency of payment and the registration of the securities to be issued, as the case may be;

        WHEREAS Québec deems appropriate that this borrowing plan do not replace any of the borrowing plans that may exist at any time during the term of this borrowing plan;

        IT IS ORDERED, therefore, upon the recommendation of the Minister of Finance:

        THAT a borrowing plan be authorized pursuant to which the Minister of Finance may, until June 30, 2000, enter into borrowing transactions of up to $4,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency;

        THAT in order to determine the sum referred to in the first paragraph of the empowering terms hereof, only the net proceeds of the borrowings received by Québec be considered without taking into account the principal amount of said borrowings nor any premium or amount with respect to inflation that may be paid upon redemption, that in order to determine the net proceeds of the borrowings only the results of the multiplication of their principal amount by their sale price be considered without taking into account any fees and expenses payable and that, if a borrowing is made in a currency other than the Canadian currency, its equivalent in the Canadian currency be determined only on the basis of the average spot rate of the Canadian dollar against the relevant currency at noon time, local time, on the day of the disbursement of the proceeds of the borrowing, as published by the Bank of Canada;

        THAT this borrowing plan do not replace the other borrowing plans of Québec that may exist at any time during the term of this borrowing plan;

        THAT the borrowings made under this borrowing plan be made by the issue of debt securities (the "Debt Securities"), under loan agreements or by any other means as the Minister of Finance may deem appropriate;

        THAT such borrowings bear the following characteristics and limits:

  (a)
  in the case of a borrowing bearing interest at a fixed interest rate, its effective rate of return shall not exceed by more than 1.75% the yield on the market of the debt securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the debt securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance;

  (b)
  in the case of a borrowing bearing interest at a variable interest rate,

  (i)
  its effective rate of return, in the case of a borrowing made by way of bankers' acceptances in Canada and after taking into account the stamping fees, shall not exceed the rate published by the Bank of Canada as being the prime business rate charged by the chartered banks in Canada;

  (ii)
  its effective rate of return, in other cases, shall not exceed by more than 1.75% the rate of interest offered for loans in the currency of the borrowing on the interbank market that Québec shall determine;

  (c)
  in the case of a borrowing whose yield is indexed on inflation, its annual interest rate, before any inflation compensation, shall not exceed 5% and the provisions of the above sub-paragraphs (a) and (b) shall not apply;

  (d)
  for the purposes hereof, the interbank market referred to in sub-paragraph (ii) of sub-paragraph (b) shall be the one determined by anyone of the persons holding offices at the Ministry of Finance referred to in the sixteenth paragraph of the empowering terms hereof; the yield on the market of the debt securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the debt securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance referred to in sub-paragraph (a), the prime business rate referred to in sub-paragraph (i) of sub-paragraph (b) and the rate of interest offered for loans in the currency of the borrowing on the interbank market referred to in sub-paragraph (ii) of sub-paragraph (b) shall be those determined by anyone of the persons holding offices at the Ministry of Finance referred to in the sixteenth paragraph of the empowering terms hereof as being the one currently in effect at the time of the final agreement on the financial terms of the borrowing for debt securities of substantially the same duration than the borrowing concerned or, if no such debt securities having substantially the same duration exist, as being the results of the interpolation of debt securities having a duration closest to the duration of the borrowing concerned;

  (e)
  notwithstanding the limits of the effective rates of return or, as the case may be, of the annual interest rate referred to in the preceding sub-paragraphs, the Minister of Finance may nevertheless agree to pay an additional interest, within the limits he deems reasonable, upon an event of default of Québec and agree, in the case of borrowings made outside Canada or with lenders who are non-residents of Canada, that payments to non-residents of Canada shall be made without deduction or withholding of any Canadian taxes or shall be exempt from any other Canadian taxes and that, if any payments were subject to such taxes, the amounts of interest or principal payable shall be increased in such a manner that after deduction of such withholding the beneficiary of the payment receive a net amount that will not be less than the amount payable in accordance with the borrowing;

  (f)
  each borrowing will normally be payable, in principal and interest, in the original currency of the borrowing or, as the case may be, in the currency of the relevant country which will have legal tender at the time of payment, but may also be payable in principal, interest or in both principal and interest, in any other currency or composite currency agreed upon at the time the borrowing shall have been entered into;

  (g)
  the Debt Securities will be issued in book-entry form in accounts with The Canadian Depository for Securities Limited, The Depository Trust Company, The Euroclear System, Cedel Bank, société anonyme or any other clearing and depositary institution recognized in the country where it is located, or a fully registered securities or bearer securities with interest coupons attached, which Debt Securities may be evidenced, as the case may be, by global bearer certificates in temporary or definitive form without interest coupons or by fully registered global certificates, the global certificates being exchangeable in certain circumstances for fully registered securities;

  (h)
  the Debt Securities, the loan agreements and the related agreements will be governed by either the laws of Québec and the laws of Canada applicable therein, or by the laws of any province, state or country where the borrowing shall have been entered into, or by any other law determined by the lenders, or by any other law deemed applicable by a competent court where, with respect to specific borrowings, the Debt Securities or the related agreements do not specify the applicable law; Québec may submit to the jurisdiction of any foreign court, waive to the extent permitted by law any immunity it may be entitled to and appoint any person outside Québec to receive on its behalf service of process in any proceeding;

  (i)
  additional Debt Securities having the same characteristics, except for those which may differ solely as to the date of issue of said additional Debt Securities, may be added to the Debt Securities already issued under this borrowing plan or under any other borrowing plan or under any order in council adopted by Québec provided that the terms and conditions of the Debt Securities already issued provide for such a possibility; in such a case, the interest payable on the first payment of interest on such additional Debt Securities issued after the issue date of Debt Securities already outstanding may include accrued interest or, as the case may be, interest deemed to have accrued thereon since the date of issue of such outstanding Debt Securities or, as the case may be, since the interest payment date on such outstanding Debt Securities next preceding the issue date of the additional Debt Securities to the date of their issue if such date does not coincide with an interest payment date;

  (j)
  the borrowings made and the Debt Securities issued shall have the other characteristics as determined or agreed upon by the Minister of Finance;

        THAT, to the extent that a borrowing provides for a sinking fund, the Minister of Finance be authorized to withdraw annually from the consolidated revenue fund any sum of money up to an amount sufficient to create such sinking fund;

        THAT the Minister of Finance, when he deems it appropriate, keep or cause to be kept by any financial institution or clearing and depositary institution of his choice, registers for the registration and transfer of the fully registered Debt Securities issued in connection with each of the borrowings made under this borrowing plan and that, in addition to all other relevant information relating to such issued Debt Securities, the Minister of Finance register or cause to be registered therein the names and addresses of the holders of such securities as well as any relevant information relating to the securities, their transfer and their cancellation from the registers;

        THAT, for any borrowing made under this borrowing plan, the Minister of Finance be authorized to appoint, whenever he deems it appropriate, the financial institutions of his choice to act as trustee, financial agent, fiscal agent or agent for any other purposes;

        THAT the Minister of Finance be authorized, whenever he deems it appropriate, to list the Debt Securities of a borrowing made under this borrowing plan or under any other borrowing plan of Québec, including any previous borrowing plan, on any stock exchange of his choice, to comply with all formalities and conditions in order to perform all undertakings necessary to maintain such a listing, including the deposit and publication, as the case may be, of all the documents required by any such stock exchange and the performance of all the undertakings required by this latter;

        THAT, for any borrowing made under this borrowing plan, the Minister of Finance be authorized, whenever he deems it appropriate, to issue a prospectus, an offering circular, an information memorandum or any other document relating to the issue and sale of the Debt Securities and to make any subsequent amendment thereto as he deems it appropriate;

        THAT, to the extent the Minister of Finance deems it appropriate to offer or sell outside Québec Debt Securities issued under this borrowing plan, the Minister of Finance be authorized to prepare and file with the competent authorities any registration statement for the amount which the Minister of Finance deems appropriate, any prospectus, offering circular, information memorandum or any other document required by the laws of the relevant country, as well as any amendment thereto, and any amended or supplemental prospectus, circular or memorandum necessary or desirable, to provide any further information as he may consider necessary or convenient, and to appoint any agent to act and to sign all documents, on behalf of Québec, as required by the laws of the relevant country or its competent authorities, and to receive, on behalf of Québec, the recommendations, instructions and notices given to Québec;

        THAT the Minister of Finance be authorized

  (a)
  to enter into any loan agreement, underwriting agreement or subscription agreement or any similar agreement in connection with the borrowings made under this borrowing plan, and to pay to the lenders, to the underwriters and to the subscribers the fees he deems appropriate;

  (b)
  to enter into any agreement he deems appropriate with any of the agents of the lenders or of Québec and to pay to such agents the fees he deems appropriate;

  (c)
  to enter into any fiscal agency agreement or any other agreement with any other agent or trustee and to pay to each such agents or trustees the fees he deems appropriate;

  (d)
  to enter into any agreement with the stock exchanges on which the Debt Securities of Québec are listed;

  (e)
  to enter into any other agreement, to agree to any other undertaking, to do all acts, to incur any expenses and to sign all documents he deems necessary or useful to complete a borrowing made under this borrowing plan;

  (f)
  to agree, for each of the agreements, undertakings and documents referred to in the preceding sub-paragraphs (a) to (e), to any provision not substantially inconsistent with the provisions hereof;

  (g)
  to assume, as the case may be, for each borrowing made under this borrowing plan, (i) the expenses incurred by the lenders, the underwriters, the subscribers, the agents and the trustees, including the fees of their legal counsel, up to the amount he deems relevant under the circumstances, (ii) the costs and expenses relating to the issue and sale of the Debt Securities, including those relating to the preparation, drafting, printing, authentication and delivery of the Debt Securities, (iii) the expenses relating to the preparation, printing and filing of any registration statement, prospectus, offering circular or information memorandum, amended or supplemental prospectus, circular or memorandum and of any other similar document, (iv) the listing fees of the Debt Securities with any stock exchange and the fees required to maintain such listing, (v) the fees and expenses of legal counsel to Québec, (vi) the expenses incurred by Québec, (vii) as the case may be, any subsequent expenses incurred by the lenders and resulting from a default of Québec, (viii) the fees and expenses of the credit rating agencies, if any, (ix) the fees payable to the clearing and depositary institutions, if any, (x) any stamp duties or any other applicable taxes, (xi) any applicable value-added tax or similar tax on the commissions, fees, costs and expenses referred to herein and (xii) all other expenses assumed by Québec under any of the agreements entered into in accordance with the provisions hereof;

        THAT the interest coupons attached to the Debt Securities issued under this borrowing plan bear the printed or otherwise reproduced signature of the Minister of Finance or the Deputy Minister of Finance holding office at the date of the borrowing concerned;

        THAT all the documents evidencing the Debt Securities issued under this borrowing plan bear:

  (a)
  the manual signature of anyone of the persons holding offices at the Ministry of Finance referred to in the sixteenth paragraph of the empowering terms hereof; or

  (b)
  the printed or otherwise reproduced signature of the Minister of Finance or the Deputy Minister of Finance holding office at the date of the borrowing concerned and, either the manual signature of anyone of the persons holding offices at the Ministry of Finance referred to in the sixteenth paragraph of the empowering terms hereof, or the manual signature of a representative of the issuing agent, of the fiscal agent or of the paying agent of the borrowing concerned, or the manual signature of anyone of the other holders of offices referred to in the sixteenth paragraph of the empowering terms hereof or the manual signature of a representative of any financial institution or clearing and depositary institution provided that such other holder of offices or such financial institution or clearing and depositary institution be authorized to do so by anyone of the persons holding offices at the Ministry of Finance referred to in the sixteenth paragraph of the empowering terms hereof; or

  (c)
  the manual signature of anyone of the other holders of offices referred to in the sixteenth paragraph of the empowering terms hereof or the manual signature of a representative of any financial institution or clearing and depositary institution provided that such holder of office or such financial institution or clearing and depositary institution be authorized to do so by anyone of the persons holding offices at the Ministry of Finance referred to in the sixteenth paragraph of the empowering terms hereof;

        THAT any printed or otherwise reproduced signature on the interest coupons or on the certificates evidencing the Debt Securities have the same effect than a manual signature, regardless of whether a person whose printed or otherwise reproduced signature was no longer in office on the date of the interest coupons or of the Debt Securities or on the date of their original delivery or upon their exchange;

        THAT anyone of the Minister of Finance, the Deputy Minister of Finance, the Associate Deputy Minister—Policies and Financial Operations, the Assistant Deputy Minister—Financing, the Director General —Cash and Public Debt Management, the Director—Capital Markets, the Director-Treasury Operations, the Director—Loan Contracting, the Director—Public Debt Management or the Assistant Director—Capital Markets, all of the Ministry of Finance of Québec, or of the Delegate General of Québec in New York or the Director—Economic Affairs at the General Delegation of Québec in New York, or of the Delegate General of Québec in London, or the Advisor—Economic, or the Advisor—Economic Affairs or the Advisor—Financial Markets, the three of them at the General Delegation of Québec in London, or of the Delegate General of Québec in Paris, or the General Secretary, or the First Advisor—Political Affairs or the Director—Economic Affairs, the three of them at the General Delegation of Québec in Paris, or of the Delegate General of Québec in Tokyo, or the Director—Economic Affairs or the Assistant—Administration, the two of them at the General Delegation of Québec in Tokyo, or of the Delegate General of Québec in Brussels, or the Director—Economic Affairs at the General Delegation of Québec in Brussels, or of the representative of Québec at the Office of Québec in Munich, or of the representative of Québec at the Office of Québec in Toronto, or of the representative of Québec at the Office of Québec in Ottawa, be authorized, for and on behalf of Québec:

  (a)
  to enter into and sign all agreements and mandates referred to herein, to enter into and sign all amendments to such agreements and mandates, to agree to all undertakings required from Québec to give effect to the borrowings made in accordance with the provisions hereof and to determine the terms and conditions of the Debt Securities provided, in each case, that the relevant provisions thereof be not substantially inconsistent with the provisions hereof and, in the case of a holder of office other than one at the Ministry of Finance, that he be authorized to do so by anyone of the aforesaid persons holding offices at the Ministry of Finance;

  (b)
  to enter into and sign all other documents provided for herein as well as all amendments to such documents provided that their provisions be not substantially inconsistent with the provisions hereof;

  (c)
  to sign the Debt Securities in accordance with the provisions of the thirteenth and fourteenth paragraphs of the empowering terms hereof;

  (d)
  to deliver, as the case may be, the Debt Securities against payment of their sale price and to sign any receipt for the proceeds of said borrowings;

  (e)
  to incur the payment of any remuneration and expenses, costs, charges and fees payable by Québec in connection with the borrowings made hereunder provided that said person hold offices at the Ministry of Finance;

  (f)
  to do all acts and to sign all other documents deemed necessary or useful to complete the borrowings made hereunder and to perform the obligations of Québec arising out of the agreements, mandates, Debt Securities and other documents referred to herein;

        THAT the signature by anyone of the persons referred to in the sixteenth paragraph of the empowering terms hereof on any of the agreements, Debt Securities or other documents relating to a borrowing made under this borrowing plan be conclusive evidence of the approval given by the Minister of Finance to such agreements, Debt Securities or other documents and of the determination by the Minister of Finance of the characteristics of such borrowing and that any certificate issued by anyone of the persons holding offices at the Ministry of Finance and referred to in the sixteenth paragraph of the empowering terms hereof certifying any of the facts referred to in the second paragraph of the empowering terms hereof or for the purposes of sub-paragraph (d) of the fifth paragraph of the empowering terms hereof be conclusive evidence of its contents;

        THAT this Order in Council replace Order in Council 609-98 dated May 6, 1998, as amended by Order in Council 96-99 dated February 10, 1999, without affecting the validity of the borrowings made under the authority thereof.

CERTIFIED TRUE COPY
/s/ RÉJEAN VALLERAND

Exhibit 5.2 Annex 2

(Translation)

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

NUMBER 691-99	June 16, 1999
CONCERNING borrowings by the issue and sale of medium-term notes of Province de Québec as part of an offering on a continuous basis

        WHEREAS the provisions of Sections 60 and 62 of the Financial Administration Act (R.S.Q., c. A-6) empower the Government of Québec ("Québec") to authorize the Minister of Finance to borrow such sums as the Government deems requisite, including within the framework of a borrowing plan authorized by the Government and of which the Government establishes the maximum amount as well as the characteristics and limits which it considers necessary, for the purpose of renewing or of paying at maturity or of redeeming prior to maturity the whole or any part of any loan or loans effected by the Government, of meeting any deficiency in the consolidated revenue fund or providing for expenditures to be made therefrom or of making advances to the financing fund, the sums whereof must be taken out of the Consolidated revenue fund from the moneys borrowed for such purpose;

        WHEREAS by Order in Council number 32-91 of January 16, 1991, as amended by Orders in Council numbers 1454-91 of October 23, 1991, 1063-92 of July 15, 1992, 528-93 of April 7, 1993, 936-94 of June 22, 1994 and 706-96 of June 12, 1996, the Government of Québec has authorized a borrowing plan by the issue and sale of medium-term notes of Québec within the framework of an offer on a continuous basis in the United States of America;

        WHEREAS it is advisable to add Goldman, Sachs & Co. as agent to solicit offers of purchase of notes within the framework of this plan and to make certain amendments to this plan;

        WHEREAS it is consequently deemed advisable to enter into a new distribution agreement (the "Distribution Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation (formerly CS First Boston Corporation), Salomon Smith Barney Inc (formerly Salomon Brothers Inc) and Goldman, Sachs & Co., as agents, in replacement of the distribution agreement entered into with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation and Salomon Brothers Inc. on July 29, 1994 and amended on June 28, 1996;

        WHEREAS it is deemed appropriate to replace the previous authorizing Orders in Council;

        IT IS ORDERED therefore upon the recommendation of the Minister of Finance:

        1.     THAT the Government authorize a borrowing plan under which the Minister of Finance is authorized to borrow by the issue and sale of medium-term notes of Québec (the "Notes") in the United States of America as part of an offering on a continuous basis, this plan to continue the plan authorized by the previous authorizing Orders in Council.

        The aggregate amount of the initial offering prices of Notes outstanding at any given time (including Notes issued under the authority of the previous authorizing Orders in Council) shall not exceed $3,000,000,000 in lawful money of the United States of America ("US $") or the equivalent in other currencies or currency units.

        For the purpose of the calculation of said aggregate amount, the equivalent in US $ of the initial offering price of any Note denominated in another currency shall be determined on the date of the agreement relating to the issue and sale of such Note on the basis of the noon rate for the sale of US $ against the purchase of such other currency, as established by the Federal Reserve Bank of New York on such date;

        2.     THAT, subject to the provisions of paragraph 4, the Notes have the following characteristics or any other characteristic that the Minister of Finance may determine:

  a)
  each Note will mature at least nine months after its date of issue;

  b)
  the Notes may be issued as Notes bearing interest at a fixed rate ("Fixed Rate Notes") or at a rate determined by reference to a base rate ("Floating Rate Notes") or as Notes (the "Indexed Notes") for which the amounts of principal, premium or interest will be determined and calculated by reference to a formula or an index based on the relative value, the rate or the price of goods or merchandises, currencies or securities. Notes may be issued at a discount, namely at a price lower than the principal amount thereof, including, in the case of Fixed Rate Notes, as zero-coupon Notes. The Notes will be denominated in US $ ("US $ Notes") or in other currencies or currency units ("Multi-Currency Notes");

  c)
  interest on Fixed Rate Notes will be payable semi-annually or annually on dates to be determined by the Minister of Finance and at maturity;

  d)
  Floating Rate Notes will bear interest at variable rates to be determined by reference to a base rate, being either Libor, the Treasury Rate, the Commercial Paper Rate, the CD Rate, the Prime Rate, the Federal Funds Rate (all as defined in the draft Floating Rate Note annexed as a schedule to the Fiscal Agency Agreement) or such other base rate which may be agreed to by the Minister of Finance;

  e)
  the Notes will be represented by certificates issued in registered form, without coupons or by global securities registered in the name of The Depository Trust Company, as depositary, or of such other depositary which the Minister of Finance may designate or one or more nominees thereof;

  f)
  the US $ Notes will be issued in denominations of US $100,000 or any amount greater than US $100,000 thereof which is an integral multiple of US $1,000 and Multi-Currency Notes will be issued in denominations being the equivalent in the currency or currency units thereof (the "Specified Currency") of US $100,000 or in any larger amount of such equivalent that is an integral multiple of 1,000 units of the Specified Currency;

  g)
  the Notes will bear the manual, printed or otherwise reproduced signature of the Minister of Finance holding office on the date of this Order in Council or on the date of their issue and they will bear a certificate of authentication manually signed by an authorized officer of the Fiscal Agent hereinafter mentioned; the printed or otherwise reproduced signature of the Minister of Finance shall have the same effect as his manual signature; and

  h)
  the Notes will rank concurrently and pari passu with the other debt securities of Québec outstanding on the date of issue of the Notes or issued thereafter;

        3.     THAT, subject to the termination of their mandate or the addition of other agents, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Salomon Smith Barney Inc and Goldman, Sachs & Co. (the "Agents") be appointed as agents of Québec for the purpose of soliciting purchase offers for the Notes. The Notes will be issued and sold to a purchaser through an Agent, to an Agent acting as principal or to an investor directly by Québec. The Minister of Finance may also accept to sell Notes to a purchaser through a broker or a financial institution other than an Agent (an "Other Intermediary"). Québec shall pay to the Agents and to Other Intermediaries, in respect of sales of Notes made through them, the commissions which the Minister of Finance shall determine from time to time;

        4.     THAT the Minister of Finance be authorized to conclude any borrowing transaction by the issue and sale of Notes, subject to the maximum amount set forth in paragraph 1 and to determine the terms and conditions of the Notes to be sold and the conditions of their sale and, more particularly, the purchase price to be paid by the purchaser, the discount granted to an Agent when acting as principal in the purchase of Notes, the maturity of the Notes, the interest rate on Fixed Rate Notes, the base rate and interest rate formula on Floating Rate Notes, the reference formulas or indexes for the determination and computation of amounts payable on Indexed Notes as to principal, premium or interest, the Specified Currencies of the Multi-Currency Notes, the terms of discount notes, the terms and conditions pursuant to which Notes may be redeemed or repaid prior to maturity and any other term or condition of such transactions, provided however that:

  a)
  the effective yield on any Fixed Rate Note sold shall not exceed:

  (i)
  in the case of any US $ Note, a rate of 1.75% above the rate for Treasury Bills or Bonds issued by the Government of the United States of America and having the same maturity as such Note, as such latter rate shall be determined by the market for such bills or bonds on the trade date with respect to such Note;

    (ii)
    in the case of any Note in euros, a rate of 1.75% above the rate for debt securities in euros issued by a participating State in the European Economic and Monetary Union as determined by the Minister of Finance and having the same maturity as such Note, such latter rate being the rate determined by the market for such debt securities on the trade date with respect to such Note;

    (iii)
    in the case of any Multi-Currency Note, a rate of 1.75% above the rate for debt securities (equivalent to Treasury Bills or Bonds of the Government of the United States of America) issued by the government of the country whose currency is the Specified Currency of any such Note or, in the absence of such debt securities of such government, such debt securities issued in such Specified Currency by another government or a supranational organization having a AAA credit rating according to Standard & Poor's or an equivalent credit rating according to any other rating agency recognized by the financial markets, and having a maturity similar to such Multi-Currency Note, as such latter rate shall be determined by the market for such debt securities on the trade date with respect to such Note; and

  b)
  the effective yield on any Floating Rate Note determined on the issue date thereof and valid until the first interest rate reset date thereof shall not exceed:

  (i)
  in the case of any US $ Note, the arithmetic average of the prime rates (or equivalent rates) of three of the five largest American banks (in terms of net assets) on the trade date with respect to such Note;

  (ii)
  in the case of any Note in euros, a rate of 1.75% above the refinancing rate as established by the European Central Bank;

  (iii)
  in the case of any Multi-Currency Note, the prime rate (or equivalent rate), on the trade date with respect to such Note, of the bank having the best credit rating among all the commercial banks of the country whose currency is the Specified Currency of such Note;

  c)
  in the event that a currency or interest rate exchange agreement, an option or a future contract is entered into in respect of a Fixed Rate Note or a Floating Rate Note at the time of its issue, the financial effects of such agreement be taken into account in order to determine whether such Note is to be determined as a Fixed Rate Note or as a Floating Rate Note in order to apply the limits pertaining to the effective yield provided for in this paragraph 4;

  d)
  in the case of any sale of Indexed Notes, a currency or interest rate exchange agreement, an option or a future contract be entered into by the Minister of Finance with respect to the service of the borrowing resulting from such sale, and the effective yield on such Indexed Notes thus sold, after taking into account the financial effects of such agreement, option or contract, not exceed:

  i)
  in the case of an Indexed Note equivalent to a Fixed Rate Note by reason of such agreement, option or contract, the yield set forth in sub-paragraph a) above; and

  ii)
  in the case of an Indexed Note equivalent to a Floating Rate Note by reason of such agreement, option or contract, the yield set forth in sub-paragraph b) above;

  e)
  any sale of Indexed Notes in respect of which a currency or interest rate exchange agreement, an option or a future contract is not entered into and any sale of Notes in respect of which the aforesaid limits are not applicable must be authorized by a specific Order in Council of the Government of Québec.

        5.     THAT, subject to its replacement or the appointment of any other agent by the Minister of Finance, Bank of Montreal Trust Company at its principal office in the City of New York continue to act as Fiscal Agent, Registrar, Transfer Agent, Exchange Rate Agent and Calculation Agent with respect to the Notes, pursuant to the conditions set forth in the Fiscal Agency Agreement, the Calculation Agency Agreement and the Exchange Rate Agency Agreement made between Québec and Bank of Montreal Trust Company as of January 18, 1991, as such agreements may have been or be amended from time to time. Québec shall pay to such agent or agents, as the case may be, the fees which shall be determined by the Minister of Finance;

        6.     THAT the drafts (copies whereof are annexed as schedules to the recommendation of the Minister of Finance) of the Distribution Agreement to be entered into between Québec and the Agents and of the Terms Agreement to be entered into, as the case may be, between Québec and any agent when acting as principal in the purchase of Notes be approved and that Québec sign a distribution agreement with the Agents and, in the case of any sale of Notes to an Agent acting as principal, a Terms Agreement with the Agent;

        7.     THAT the Minister of Finance be authorized to supply or cause to be supplied any information as he may consider necessary or desirable with respect to any amendments to the registration statement or the prospectus relating to the issue and sale of the Notes or with respect to any prospectus supplements or pricing supplements to be used in connection with the issue and sale of Notes;

        8.     THAT the Minister of Finance or one or the other of the persons holding an office or exercising functions at the Ministère des Finances and which is authorized to sign a document on behalf of the Minister of Finance pursuant to Order in Council number 974-98 of July 21, 1998 concerning the signature, on behalf of the Minister of Finance, of documents relating to certain financial transactions, as such Order in Council may be amended or replaced from time to time (each an "Authorized Representative of Québec"), be authorized, in the name of Québec:

  a)
  to sign a distribution agreement and, as the case may be, a terms agreement in the form of the drafts hereinabove approved with such amendments as such signatory shall deem necessary or useful and which shall not be substantially incompatible with the provisions hereof, his signature constituting conclusive evidence of the acceptance of such amendments by Québec;

  b)
  to sign any amendment agreement deemed necessary or useful to the Distribution Agreement, to a Terms Agreement or to the Agency Agreements mentioned in paragraph 5 provided that such amendments shall not be substantially incompatible with the provisions hereof, his signature constituting conclusive evidence of the acceptance of such amendments by Québec;

  c)
  to sign and deliver any registration statement or supplementary prospectus relating to the issue and sale of the Notes or to any amendment of such document, whether in the context of an update of the borrowing plan authorized by this Order in Council or otherwise;

  d)
  to sign any confirmation, underwriting agreement or other agreement relating to an issue and sale of Notes, including any pricing supplement;

  e)
  to terminate the mandate of an Agent or to appoint other Agents;

  f)
  to replace an agent or to appoint other agents;

  g)
  to deliver or cause to be delivered Notes sold against payment of their sale price and to sign any receipt in respect thereof;

  h)
  to effect the payment of any remuneration and to incur disbursements, costs, expenses and fees payable by Québec in respect of the borrowing plan authorized hereby; and

  i)
  to sign any agreement or other document and to take any measure which he shall deem necessary or useful in respect of the issue and sale of the Notes and the performance of the provisions hereof.

        Any of the persons holding an office or exercising functions in a delegation or bureau of Québec and which is authorized to sign a document on behalf of the Minister of Finance pursuant to Order in Council 974-98 of July 21, 1998, as such Order in Council may be amended or replaced from time to time, is authorized, in the name of Québec, to sign any document mentioned in sub-paragraphs a) to i) above provided that, in the case of any document concerning specifically the issue and sale of Notes, the terms and conditions of such issue and sale shall have been approved in writing by an Authorized Representative of Québec;

9.
THAT the signature by one or the other of the Authorized Representative of Québec on a confirmation, underwriting agreement, term supplement or another agreement relating to the issue and sale of Notes constitute conclusive evidence of the approval of such issue and sale by the Minister of Finance and of the determination by the latter of the terms and conditions of the Notes sold and that any certificate delivered by one or the other of such persons to certify any fact which is the object of paragraphs 1 and 4 of this Order in Council constitute conclusive evidence of the content thereof;

10.
THAT this Order in Council replace Order in Council number 32-91 of January 16, 1991, as amended by Orders in Council numbers 1454-91 of October 23, 1991, 1063-92 of July 15, 1992, 528-93 of April 7, 1993, 936-94 of June 22, 1994 and 706-96 of June 12, 1996, without however affecting the validity of the Notes issued under their authority.

Exhibit 5.2 Annex 3

(Translation)

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

NUMBER 1093-99	September 22, 1999
CONCERNING the amendment of Order in Council No. 690-99 dated June 16, 1999 authorizing the Minister of Finance to borrow under a borrowing plan

        WHEREAS the Gouvernement du Québec ("Québec") has adopted Order in Council No. 690-99 on June 16, 1999 concerning a borrowing plan to authorize the Minister of Finance to borrow, until June 30, 2000, up to four billion dollars ($4,000,000,000) in legal currency of Canada or its equivalent in any other currency or composite currency;

        WHEREAS it is deemed necessary to increase to six billion and five hundred million dollars ($6,500,000,000) the amount that the Minister of Finance may borrow under the aforesaid borrowing plan;

        IT IS ORDERED, therefore, upon the recommendation of the Minister of Finance:

        THAT Order in Council No. 690-99 dated June 10, 1999 be amended to increase from four billion dollars ($4,000,000,000) to six billion and five hundred million dollars ($6,500,000,000) the amount that the Minister of Finance may borrow under said Order in Council.

CERTIFIED TRUE COPY THE ACTING CLERK OF THE EXECUTIVE COUNCIL
/s/ LIETTE HARVEY

Exhibit 5.2 Annex 4

(Translation)

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

NUMBER 43-2000	January 19, 2000
CONCERNING the amendment of Order in Council No. 690-99 dated June 16, 1999 as amended by Order in Council No. 1093-99 dated September 22, 1999 authorizing the Minister of Finance to borrow under a borrowing plan

        WHEREAS the Gouvernement du Québec has adopted Order in Council No. 690-99 on June 16, 1999 concerning a borrowing plan to authorize the Minister of Finance to borrow, until June 30, 2000, up to $4,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency;

        WHEREAS Order in Council No. 690-99 dated June 16, 1999 has been amended by Order in Council No. 1093-99 adopted by the Gouvernement du Québec on September 22, 1999 to increase from $4,000,000,000 to $6,000,000,000 the amount that the Minister of Finance may borrow under the aforesaid borrowing plan;

        WHEREAS it is deemed necessary to increase to $9,500,000,000 the amount that the Minister of Finance may borrow under the aforesaid borrowing plan;

        WHEREAS it is advisable to amend the aforesaid borrowing plan to provide for the characteristics and limits of any borrowing made under such plan, the rate of return whereof is indexed on an index or on any basis whatsoever other than only on a price index;

        IT IS ORDERED, therefore, upon the recommendation of the Minister of Finance:

        THAT Order in Council No. 690-99 dated June 16, 1999, as amended by Order in Council No. 1093-99 dated September 22, 1999, be again amended to increase from $6,500,000,000 to $9,500,000,000 the amount that the Minister of Finance may borrow under said Order in Council;

        THAT the following sub-paragraph be added after sub-paragraph (b) of the fifth sub-paragraph of the empowering terms of Order in Council No. 690-99 dated June 16, 1999:

  "(bb)
  in the case of a borrowing whose rate of return is indexed on an index or on any basis whatsoever other than only on a price index, a currency or interest rate exchange agreement, an option or a future contract must be entered into with respect to the service of the borrowing relating thereto and the effective rate return of such a borrowing, after having taken into account the financial effects of said agreement, option or contract, does not exceed:

  (i)
  in the case of a borrowing equivalent to a borrowing bearing interest at a fixed interest rate by reason of said agreement, option or contract, the rate of return set forth in sub-paragraph (a) of this sub-paragraph;

  (ii)
  in the case of a borrowing equivalent to a borrowing bearing interest on a floating interest rate by reason of said agreement, option or contract, the rate of return set forth in sub-paragraph (b) of this sub-paragraph;

    The Gouvernement du Québec must authorize the making of a borrowing indexed in the matter set forth in this sub-paragraph in respect of which a currency or interest rate exchange agreement, an option or a future contract is not entered into or in respect of which the limits set forth in this sub-paragraph can not be applied;".

CERTIFIED TRUE COPY THE ACTING CLERK OF THE EXECUTIVE COUNCIL
/s/ LIETTE HARVEY

2

Exhibit 5.2 Annex 5

(Translation)

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

No. 792-2000	June 21, 2000
CONCERNING a borrowing plan to authorize the Minister of Finance to borrow up to $8,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency

        WHEREAS the provisions of Sections 60 and 62 of the Financial Administration Act (R.S.Q., ch. A-6) enable the Québec Government ("Québec") to authorize the Minister of Finance to borrow such sums as the Government deems requisite, more particularly within the framework of a borrowing plan authorized by the Government and of which the Government establishes the maximum amount and the characteristics and limits considered necessary by the Government, for the purposes of renewing or of paying at maturity or of redeeming prior to maturity the whole or any part of any loan effected by the Government, of meeting any deficiency in the consolidated revenue fund or providing for expenditures to be made therefrom, or for the purposes of making advances to the financing fund from sums taken out of the consolidated revenue fund from the moneys borrowed for such purposes;

        WHEREAS the Minister of Finance deems that the borrowing needs of Québec under this borrowing plan could reach $8,000,000,000 until June 30, 2001;

        WHEREAS Québec deems consequently advisable to set up a borrowing plan for the purposes of authorizing the Minister of Finance to borrow on the Canadian market or on any other market up to $8,000,000,000 in legal currency of Canada, or its equivalent in any other currency, of which the proceeds may be affected, up to the total amount thereof, to the financing fund;

        WHEREAS it is deemed appropriate to authorize a borrowing plan, to establish the maximum amount of the borrowings to be effected pursuant thereto, to establish the characteristics and limits considered necessary by Québec and to authorize the Minister of Finance to enter into any borrowing transaction under said plan, to establish the amounts and other characteristics thereof and to agree to the terms and conditions relating to each of these transactions, including those relating to the currency of payment and the registration of the securities to be issued, as the case may be;

        WHEREAS Québec, subject to the last paragraph of the empowering terms hereof, deems appropriate that this borrowing plan do not replace any of the borrowing plans that may exist at any time during the term of this borrowing plan;

        IT IS ORDERED, therefore, upon the recommendation of the Minister of Finance:

        THAT a borrowing plan be authorized pursuant to which the Minister of Finance may, until June 30, 2001, enter into borrowing transactions of up to $8,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency;

        THAT in order to determine the sum referred to in the first paragraph of the empowering terms hereof, only the net proceeds of the borrowings received by Québec be considered without taking into account the principal amount of said borrowings nor any premium or amount with respect to inflation that may be paid upon redemption, that in order to determine the net proceeds of the borrowings only the results of the multiplication of their principal amount by their sale price be considered without taking into account any fees and expenses payable and that, if a borrowing is made in a currency other than the Canadian currency, its equivalent in the Canadian currency be determined only on the basis of the average spot rate of the Canadian dollar against the relevant currency at noon time, local time, on the day of the disbursement of the proceeds of the borrowing, as published by the Bank of Canada;

        THAT, subject to the last paragraph of the empowering terms hereof, this borrowing plan do not replace the other borrowing plans of Québec that may exist at any time during the term of this borrowing plan;

        THAT the borrowings made under this borrowing plan be made by the issue of debt securities (the "Debt Securities"), under loan agreements or by any other means as the Minister of Finance may deem appropriate;

        THAT such borrowings bear the following characteristics and limits:

  (a)
  in the case of a borrowing bearing interest at a fixed interest rate, its effective rate of return shall not exceed by more than 2.00% or 2.50% (whether the initial maturity of the borrowing is 15 years or less or more than 15 years) the yield on the market of the debt securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the debt securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance, the whole in accordance with the market conventions;

  (b)
  in the case of a borrowing bearing interest at a variable interest rate,

  (i)
  its effective rate of return, in the case of a borrowing made by way of bankers' acceptances in Canada and after taking into account the stamping fees, shall not exceed the rate published by the Bank of Canada as being the prime business rate charged by the chartered banks in Canada;

  (ii)
  its effective rate of return, in other cases, shall not exceed by more than 2.00% or 2.50% (whether the initial maturity of the borrowing is 15 years or less or more than 15 years) the rate of interest offered for loans in the currency of the borrowing on the interbank market that Québec shall determine, the whole in accordance with the market conventions;

  (c)
  in the case of a borrowing whose yield is indexed on inflation or on a price index published by a recognized authority, its annual interest rate, before any inflation compensation, shall not exceed 5% and the provisions of the above sub-paragraphs (a) and (b) shall not apply;

  (d)
  in the case of any other borrowing whose yield in indexed, a currency or interest rate exchange agreement, an option or a future contract can be entered into with respect to the service of the relevant borrowing;

  (e)
  for the purposes hereof, the interbank market referred to in sub-paragraph (ii) of sub-paragraph (b) shall be the one determined by anyone of the persons holding offices at the Ministry of Finance referred to in the seventeenth paragraph of the empowering terms hereof; the yield on the market of the debt securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the debt securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance referred to in sub-paragraph (a), the prime business rate referred to in sub-paragraph (i) of sub-paragraph (b) and the rate of interest offered for loans in the currency of the borrowing on the interbank market referred to in sub-paragraph (ii) of sub-paragraph (b) shall be those determined by anyone of the persons holding offices at the Ministry of Finance referred to in the seventeenth paragraph of the empowering terms hereof as being the one currently in effect at the time of the final agreement on the financial terms of the borrowing for debt securities of substantially the same duration than the borrowing concerned or, if no such debt securities having substantially the same duration exist, as being the results of the interpolation of debt securities having a duration closest to the duration of the borrowing concerned;

  (f)
  notwithstanding the limits of the effective rates of return or, as the case may be, of the annual interest rate referred to in the preceding sub-paragraphs, the Minister of Finance may nevertheless agree to pay an additional interest, within the limits he deems reasonable, upon an event of default of Québec and agree, in the case of borrowings made outside Canada or with lenders who are non-residents of Canada, that payments to non-residents of Canada shall be made without deduction or withholding of any Canadian taxes or shall be exempt from any other Canadian taxes and that, if any payments were subject to such taxes, the amounts of interest or principal payable shall be increased in such a manner that after deduction of such withholding the beneficiary of the payment receive a net amount that will not be less than the amount payable in accordance with the borrowing;

  (g)
  each borrowing will normally be payable, in principal and interest, in the original currency of the borrowing or, as the case may be, in the currency of the relevant country which will have legal tender at the time of payment, but may also be payable in principal, interest or in both principal and interest, in any other currency or composite currency agreed upon at the time the borrowing shall have been entered into;

  (h)
  the Debt Securities will be issued in book-entry form in accounts with The Canadian Depository for Securities Limited, The Depository Trust Company, The Euroclear System, Clearstream Banking, société anonyme or any other clearing and depositary institution recognized in the country where it is located, or a fully registered securities or bearer securities with interest coupons attached, which Debt Securities may be sometimes evidenced, as the case may be, by global bearer certificates in temporary or definitive form without interest coupons or by fully registered global certificates, the global certificates being exchangeable in certain circumstances for fully registered securities;

  (i)
  the Debt Securities, the loan agreements and the related agreements will be governed by either the laws of Québec and the laws of Canada applicable therein, or by the laws of any province, state or country where the borrowing shall have been entered into, or by any other law determined by the lenders, or by any other law deemed applicable by a competent court where, with respect to specific borrowings, the Debt Securities or the related agreements do not specify the applicable law; Québec may submit to the jurisdiction of any foreign court, waive to the extent permitted by law any immunity it may be entitled to and appoint any person outside Québec to receive on its behalf service of process in any proceeding;

  (j)
  additional Debt Securities having the same characteristics, except for those which may differ solely as to the date of issue of said additional Debt Securities, may be added to the Debt Securities already issued under this borrowing plan or under any other borrowing plan or under any order in council adopted by Québec provided that the terms and conditions of the Debt Securities already issued provide for such a possibility; in such a case, the interest payable on the first payment of interest on such additional Debt Securities issued after the issue date of Debt Securities already outstanding may include accrued interest or, as the case may be, interest deemed to have accrued thereon since the date of issue of such outstanding Debt Securities or, as the case may be, since the interest payment date on such outstanding Debt Securities next preceding the issue date of the additional Debt Securities to the date of their issue if such date does not coincide with an interest payment date;

  (k)
  the borrowings made and the Debt Securities issued shall have the other characteristics as determined or agreed upon by the Minister of Finance;

        THAT, to the extent that a borrowing provides for a sinking fund, the Minister of Finance be authorized to withdraw annually from the consolidated revenue fund any sum of money up to an amount sufficient to create such sinking fund;

        THAT the Minister of Finance be authorized, when he deems it appropriate, to comply with all formalities and conditions in order to obtain the listing of any borrowing made under this borrowing plan or under any other borrowing plan, including any previous borrowing plan, on any electronic transaction settlement system recognized in the state or country where the borrowing shall have been entered into;

        THAT the Minister of Finance, when he deems it appropriate, keep or cause to be kept by any financial institution or clearing and depositary institution of his choice, registers for the registration and transfer of the fully registered Debt Securities issued in connection with each of the borrowings made under this borrowing plan and that, in addition to all other relevant information relating to such issued Debt Securities, the Minister of Finance register or cause to be registered therein the names and addresses of the holders of such securities as well as any relevant information relating to the securities, their transfer and their cancellation from the registers;

        THAT, for any borrowing made under this borrowing plan, the Minister of Finance be authorized to appoint, whenever he deems it appropriate, the financial institutions of his choice to act as trustee, financial agent, fiscal agent or agent for any other purposes;

        THAT the Minister of Finance be authorized, whenever he deems it appropriate, to list the Debt Securities of a borrowing made under this borrowing plan or under any other borrowing plan of Québec, including any previous borrowing plan, on any stock exchange of his choice, to comply with all formalities and conditions in order to perform all undertakings necessary to maintain such a listing, including the deposit and publication, as the case may be, of all the documents required by any such stock exchange and the performance of all the undertakings required by this latter;

        THAT, for any borrowing made under this borrowing plan, the Minister of Finance be authorized, whenever he deems it appropriate, to issue a prospectus, an offering circular, an information memorandum or any other document relating to the issue and sale of the Debt Securities and to make any subsequent amendment thereto as he deems it appropriate;

        THAT, to the extent the Minister of Finance deems it appropriate to offer or sell outside Québec Debt Securities issued under this borrowing plan, the Minister of Finance be authorized to prepare and file with the competent authorities any registration statement for the amount which the Minister of Finance deems appropriate, any prospectus, offering circular, information memorandum or any other document required by the laws of the relevant country, as well as any amendment thereto, and any amended or supplemental prospectus, circular or memorandum necessary or desirable, to provide any further information as he may consider necessary or convenient, and to appoint any agent to act and to sign all documents, on behalf of Québec, as required by the laws of the relevant country or its competent authorities, and to receive, on behalf of Québec, the recommendations, instructions and notices given to Québec;

        THAT the Minister of Finance be authorized:

  (a)
  to enter into any loan agreement, underwriting agreement or subscription agreement or any similar agreement in connection with the borrowings made under this borrowing plan, and to pay to the lenders, to the underwriters and to the subscribers the fees he deems appropriate;

  (b)
  to enter into any agreement he deems appropriate with any of the agents of the lenders or of Québec and to pay to such agents the fees he deems appropriate;

  (c)
  to enter into any fiscal agency agreement or any other agreement with any other agent or trustee and to pay to each such agents or trustees the fees he deems appropriate;

  (d)
  to enter into any agreement with the stock exchanges on which the Debt Securities of Québec are listed;

  (e)
  to enter into any agreement with any organization authorized to operate an electronic transaction settlement system in the state or country where the borrowing shall have been entered into;

  (f)
  to enter into any other agreement, to agree to any other undertaking, to do all acts, to incur any expenses and to sign all documents he deems necessary or useful to complete a borrowing made under this borrowing plan;

  (g)
  to agree, for each of the agreements, undertakings and documents referred to in the preceding sub-paragraphs (a) to (f), to any provision not substantially inconsistent with the provisions hereof;

  (h)
  to assume, as the case may be, for each borrowing made under this borrowing plan, (i) the expenses incurred by the lenders, the underwriters, the subscribers, the agents and the trustees, including the fees of their legal counsel, up to the amount he deems relevant under the circumstances, (ii) the costs and expenses relating to the issue and sale of the Debt Securities, including those relating to the preparation, drafting, printing, authentication and delivery of the Debt Securities, (iii) the expenses relating to the preparation, printing and filing of any registration statement, prospectus, offering circular or information memorandum, amended or supplemental prospectus, circular or memorandum and of any other similar document, (iv) the listing fees of the Debt Securities with any stock exchange and the fees required to maintain such listing, (v) the fees and expenses of legal counsel to Québec, (vi) the expenses incurred by Québec, (vii) as the case may be, any subsequent expenses incurred by the lenders and resulting from a default of Québec, (viii) the fees and expenses of the credit rating agencies, if any, (ix) the fees payable to the clearing and depositary institutions, if any, (x) any stamp duties or any other applicable taxes, (xi) any applicable value-added tax or similar tax on the commissions, fees, costs and expenses referred to herein and (xii) all other expenses assumed by Québec under any of the agreements entered into in accordance with the provisions hereof;

        THAT the interest coupons attached to the Debt Securities issued under this borrowing plan bear the printed or otherwise reproduced signature of the Minister of Finance or the Deputy Minister of Finance holding office at the date of the borrowing concerned;

        THAT all the documents evidencing the Debt Securities issued under this borrowing plan bear:

  (a)
  the manual signature of anyone of the persons holding offices at the Ministry of Finance referred to in the seventeenth paragraph of the empowering terms hereof; or

  (b)
  the printed or otherwise reproduced signature of the Minister of Finance or the Deputy Minister of Finance holding office at the date of the borrowing concerned and, either the manual signature of anyone of the persons holding offices at the Ministry of Finance referred to in the seventeenth paragraph of the empowering terms hereof, or the manual signature of a representative of the issuing agent, of the fiscal agent or of the paying agent of the borrowing concerned, or the manual signature of anyone of the other holders of offices referred to in the seventeenth paragraph of the empowering terms hereof or the manual signature of a representative of any financial institution or clearing and depositary institution provided that such other holder of offices or such financial institution or clearing and depositary institution be authorized to do so by anyone of the persons holding offices at the Ministry of Finance referred to in the seventeenth paragraph of the empowering terms hereof; or

  (c)
  the manual signature of anyone of the other holders of offices referred to in the seventeenth paragraph of the empowering terms hereof or the manual signature of a representative of any financial institution or clearing and depositary institution provided that such holder of office or such financial institution or clearing and depositary institution be authorized to do so by anyone of the persons holding offices at the Ministry of Finance referred to in the seventeenth paragraph of the empowering terms hereof;

        THAT any printed or otherwise reproduced signature on the interest coupons or on the certificates evidencing the Debt Securities have the same effect than a manual signature, regardless of whether a person whose printed or otherwise reproduced signature was no longer in office on the date of the interest coupons or of the Debt Securities or on the date of their original delivery or upon their exchange;

        THAT anyone of the Minister of Finance, the Deputy Minister of Finance, the Assistant Deputy Minister — Financing Debt management and financial operations, the Director General — Cash and Public Debt Management, the Director-Treasury Operations, the Director — Loan Contracting, the Director — Public Debt Management or the Director — Long term financing, all of the Ministry of Finance of Québec, or of the Delegate General of Québec in New York or the Director — Economic Affairs at the General Delegation of Québec in New York, or of the Delegate General of Québec in London, or the Economic Advisor, or the Advisor — Communications and Public Affairs, or the Advisor — Financial Affairs, the three of them at the General Delegation of Québec in London, or of the Delegate General of Québec in Paris, or the General Secretary, or the First Advisor — Political Affairs or the Director of Economic Affairs, the three of them at the General Delegation of Québec in Paris, or of the Delegate General of Québec in Tokyo, or the Director of Economic Affairs or the Administration Attaché, the two of them at the General Delegation of Québec in Tokyo, or of the Delegate General of Québec in Brussels, or the Director — Economic Affairs at the General Delegation of Québec in Brussels, or of the representative of Québec at the Office of Québec in Munich, or of the representative of Québec at the Office of Québec in Toronto, or of the representative of Québec at the Office of Québec in Ottawa, be authorized, for and on behalf of Québec:

  (a)
  to enter into and sign all agreements and mandates referred to herein, to enter into and sign all amendments to such agreements and mandates, to agree to all undertakings required from Québec to give effect to the borrowings made in accordance with the provisions hereof and to determine the terms and conditions of the Debt Securities provided, in each case, that the relevant provisions thereof be not substantially inconsistent with the provisions hereof and, in the case of a holder of office other than one at the Ministry of Finance, that he be authorized to do so by anyone of the aforesaid persons holding offices at the Ministry of Finance;

  (b)
  to enter into and sign all other documents provided for herein as well as all amendments to such documents provided that their provisions be not substantially inconsistent with the provisions hereof;

  (c)
  to sign the Debt Securities in accordance with the provisions of the fourteenth and fifteenth paragraphs of the empowering terms hereof;

  (d)
  to deliver, as the case may be, the Debt Securities against payment of their sale price and to sign any receipt for the proceeds of said borrowings;

  (e)
  to incur the payment of any remuneration and expenses, costs, charges and fees payable by Québec in connection with the borrowings made hereunder provided that said person hold offices at the Ministry of Finance;

  (f)
  to do all acts and to sign all other documents deemed necessary or useful to complete the borrowings made hereunder and to perform the obligations of Québec arising out of the agreements, mandates, Debt Securities and other documents referred to herein;

        THAT the signature by anyone of the persons referred to in the seventeenth paragraph of the empowering terms hereof on any of the agreements, Debt Securities or other documents relating to a borrowing made under this borrowing plan be conclusive evidence of the approval given by the Minister of Finance to such agreements, Debt Securities or other documents and of the determination by the Minister of Finance of the characteristics of such borrowing and that any certificate issued by anyone of the persons holding offices at the Ministry of Finance and referred to in the seventeenth paragraph of the empowering terms hereof certifying any of the facts referred to in the second paragraph of the empowering terms hereof or for the purposes of sub-paragraph (e) of the fifth paragraph of the empowering terms hereof be conclusive evidence of its contents;

        THAT this Order in Council replace Order in Council No. 690-99 dated June 16, 1999, as amended by Order in Council No. 1093-99 dated September 22, 1999 and by Order in Council No. 43-2000 dated January 19, 2000, without affecting the validity of the borrowings made under the authority thereof.

CERTIFIED TRUE COPY THE ACTING CLERK OF THE EXECUTIVE COUNCIL
/s/ LIETTE HARVEY

Exhibit 5.2 Annex 6

[Translation]

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

No. 384-2001	April 4, 2001
CONCERNING a borrowing plan to authorize the Minister of Finance to borrow up to $10,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency

 — ooo O ooo —

        WHEREAS the provisions of Sections 60 and 62 of the Financial Administration Act (R.S.Q., ch. A-6) enable the Québec Government ("Québec") to authorize the Minister of Finance to borrow such sums as the Government deems requisite, more particularly within the framework of a borrowing plan authorized by the Government and of which the Government establishes the maximum amount and the characteristics and limits considered necessary by the Government, for the purposes of renewing or of paying at maturity or of redeeming prior to maturity the whole or any part of any loan effected by the Government, of meeting any deficiency in the consolidated revenue fund or providing for expenditures to be made therefrom, or for the purposes of making advances to the financing fund from sums taken out of the consolidated revenue fund from the moneys borrowed for such purposes;

        WHEREAS the Minister of Finance deems that the borrowing needs of Québec under this borrowing plan could reach $10,000,000,000 until June 30, 2002;

        WHEREAS Québec deems consequently advisable to set up a borrowing plan for the purposes of authorizing the Minister of Finance to borrow on the Canadian market or on any other market up to $10,000,000,000 in legal currency of Canada, or its equivalent in any other currency or composite currency, of which the proceeds may be appropriated, up to the total amount thereof to the financing fund;

        WHEREAS it is deemed appropriate to authorize a borrowing plan, to establish the maximum amount of the borrowings to be effected pursuant thereto, to establish the characteristics and limits considered necessary by Québec and to authorize the Minister of Finance to enter into any borrowing transaction under said borrowing plan, to establish the amounts and other characteristics thereof and to agree to the terms and conditions relating to each of these transactions, including those relating to the currency of payment and the form and registration of the debt securities to be issued, as the case may be;

        WHEREAS the provisions of Section 64 of the Financial Administration Act (R.S.Q., ch. A-6) enable the Government to appoint any person to sign, on behalf of the Government, any document relating to a loan of Québec;

        WHEREAS Québec, subject to the last paragraph of the empowering terms hereof, deems appropriate that this borrowing plan do not replace any of the borrowing plans that may exist at any time during the term of this borrowing plan;

        IT IS ORDERED, therefore, upon the recommendation of the Minister of Finance:

        THAT a borrowing plan be authorized pursuant to which the Minister of Finance may, until June 30, 2002, enter into borrowing transactions of up to $10,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency;

        THAT in order to determine the sum referred to in the first paragraph of the empowering terms hereof, only the net proceeds of the borrowings received by Québec be considered without taking into account the principal amount of said borrowings nor any premium or amount with respect to inflation that may be paid upon redemption, that in order to determine the net proceeds of the borrowings only the results of the multiplication of their principal amount by their selling price be considered without taking into account any commissions and expenses payable and that, if a borrowing is made in a currency other than the Canadian currency, its equivalent in the Canadian currency be determined only on the basis of the average spot rate of the Canadian dollar against the relevant currency at noon time, local time, on the day of the disbursement of the proceeds of the borrowing, as published by the Bank of Canada;

        THAT, subject to the last paragraph of the empowering terms hereof, this borrowing plan do not replace the other borrowing plans of Québec that may exist at any time during the term of this borrowing plan;

        THAT the borrowings effected within the framework of this borrowing plan be effected by the issue of debt securities (the "Debt Securities"), under loan agreements or by any other means as the Minister of Finance may deem appropriate;

        THAT such borrowings bear the following characteristics and limits:

  (a)
  in the case of a borrowing bearing interest at a fixed interest rate, its effective rate of return shall not exceed by more than 2.00% or 2.50% (whether the initial maturity of the borrowing is 15 years or less or more than 15 years) the yield on the market of the Debt Securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the Debt Securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance, the whole in accordance with the market conventions;

  (b)
  in the case of a borrowing bearing interest at a floating interest rate,

  (i)
  its effective rate of return, in the case of a borrowing made by way of bankers' acceptances in Canada and after taking into account the stamping fees, shall not exceed the rate published by the Bank of Canada as being the prime business rate charged by the banks governed by the Bank Act (Canada);

  (ii)
  its effective rate of return, in other cases, shall not exceed by more than 2.00% or 2.50% (whether the initial maturity of the borrowing is 15 years or less or more than 15 years) the rate of interest offered for loans in the currency of the borrowing on the interbank market that Québec shall determine, the whole in accordance with the market conventions;

  (c)
  in the case of a borrowing whose yield is indexed to inflation or to a price index published by a recognized authority, its annual interest rate, before any inflation compensation, shall not exceed 5% and the provisions of the above sub-paragraphs (a) and (b) shall not apply;

  (d)
  for the purposes hereof, the interbank market referred to in sub-paragraph (ii) of sub-paragraph (b) shall be the one determined by any one of the persons holding an office or exercising functions at the Ministry of Finance referred to in the fourteenth paragraph of the empowering terms hereof, the whole in accordance with the relevant market conventions; the yield on the market of the Debt Securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the Debt Securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance referred to in sub-paragraph (a), the prime business rate referred to in sub-paragraph (i) of sub-paragraph (b) and the rate of interest offered for loans in the currency of the borrowing on the interbank market referred to in sub-paragraph (ii) of sub-paragraph (b) shall be those determined by any one of the persons holding an office or exercising functions at the Ministry of Finance referred to in the fourteenth paragraph of the empowering terms hereof, the whole in accordance with the relevant market conventions, as being the one currently in effect at the time of the final agreement on the financial terms of the borrowing concerned (i) for such Debt Securities (where relevant) of a maturity substantially similar to that of the borrowing concerned or, failing such Debt Securities of a substantially similar maturity, as being the result of an interpolation of Debt Securities of a maturity that is closest to the maturity of the borrowing concerned or (ii) for such deposits (where relevant) of a similar maturity to that of the first period of interest of the borrowing concerned; in the case of a borrowing bearing interest at a floating rate of interest, the effective rate of return of such borrowing shall be determined in accordance with the period from the time of the final agreement on the financial terms of such borrowing until the first date on which the interest rate applicable to such borrowing shall be determined again;

  (e)
  notwithstanding the limits of the effective rates of return or, as the case may be, of the annual interest rate determined in the preceding sub-paragraphs, the Minister of Finance may nevertheless agree to pay additional interest, within the limits she deems reasonable, upon an event of default of Québec and agree, in the case of borrowings effected outside Canada or with lenders who are non-residents of Canada, that payments to non-residents of Canada shall be made without deduction or withholding of any Canadian taxes or shall be exempt from any other Canadian taxes and that, if any payments were subject to such taxes, the amounts of interest or principal payable shall be increased in such a manner that after deduction of such withholding the beneficiary of the payment shall receive a net amount that will not be less than the amount payable in accordance with the borrowing;

  (f)
  each borrowing will normally be payable, in principal and interest, in the original currency of the borrowing or, as the case may be, in the currency of the relevant country which will have legal tender at the time of payment, but may also be payable in principal, interest or in both principal and interest, in any other currency or composite currency agreed upon at the time the borrowing shall have been entered into;

  (g)
  the Debt Securities (i) will be issued in book-entry form in accounts with The Canadian Depository for Securities Limited, The Depository Trust Company, The Euroclear System, Clearstream Banking, société anonyme or any other clearing and depositary institution recognized in the country where it is located, (ii) will be issued in the form of fully registered securities or bearer securities with interest coupons attached, which Debt Securities may be sometimes evidenced, as the case may be, by global bearer certificates in temporary or definitive form without interest coupons or by fully registered global certificates, the global certificates being exchangeable in certain circumstances for fully registered securities, or (iii) will be represented by computerized entries in any register maintained by any agent in charge of keeping such register;

  (h)
  the Debt Securities, the loan agreements and the related agreements will be governed by either the laws of Québec and the laws of Canada applicable therein, or by the laws of any province, state or country where the borrowing shall have been entered into, or by any other laws determined in agreement with the lenders, or by any other laws deemed applicable by a competent court where, with respect to specific borrowings, the Debt Securities or the related agreements do not specify the applicable law; Québec may submit to the jurisdiction of any foreign court, waive to the extent permitted by law any immunity it may be entitled to and appoint any person outside Québec to receive on its behalf service of process in any proceeding;

  (i)
  additional Debt Securities having the same characteristics, except for those which may differ solely as to the date of issue of said additional Debt Securities, may be added to the Debt Securities already issued under this borrowing plan or under any other borrowing plan or under any order in council adopted by Québec provided that the terms and conditions of the Debt Securities already issued provide for such a possibility; in such a case, the interest payable on the first payment of interest on such additional Debt Securities issued after the issue date of Debt Securities already outstanding may include accrued interest or, as the case may be, interest deemed to have accrued thereon since the date of issue of such outstanding Debt Securities or, as the case may be, since the interest payment date on such outstanding Debt Securities next preceding the issue date of the additional Debt Securities to the date of their issue if such date does not coincide with an interest payment date;

  (j)
  the borrowings effected and the Debt Securities issued shall have the other characteristics, terms and conditions as determined or agreed upon by the Minister of Finance;

        THAT, to the extent that a borrowing provides for a sinking fund, the Minister of Finance be authorized to withdraw annually from the consolidated revenue fund any sum of money up to an amount sufficient to create such sinking fund;

        THAT the Minister of Finance be authorized, when she deems it appropriate, to comply with all formalities and conditions in order to obtain and maintain the listing of any Debt Securities of a borrowing effected within the framework of this borrowing plan or under any other borrowing plan, including any previous borrowing plan, on any electronic transaction settlement system recognized in the province, state or country where the borrowing shall have been entered into or in the province, state or country determined in agreement with the lenders;

        THAT, to the extent that the laws applicable to a borrowing effected within the framework of this borrowing plan allow it, the Minister of Finance be authorized, when she deems it appropriate, to recognize that an entry in any register maintained by any agent in charge of keeping such register will constitute evidence that the person whose name shall appear in the register will be the beneficial owner of the Debt Security related to such a borrowing, subject to any adjustment for error or fraud;

        THAT the Minister of Finance, when she deems it appropriate, keep or cause to be kept by any financial institution or clearing and depositary institution of her choice, registers for the registration and transfer of the fully registered Debt Securities issued in connection with each of the borrowings effected within the framework of this borrowing plan and that, in addition to all other relevant information relating to such issued Debt Securities, the Minister of Finance register or cause to be registered therein the names and addresses of the holders of such securities as well as any relevant information relating to the securities, their transfer and their cancellation from the registers;

        THAT, for any borrowing effected within the framework of this borrowing plan, the Minister of Finance be authorized, whenever she deems it appropriate, to appoint the financial institutions of her choice to act as trustee, financial agent, fiscal agent or agent for any other purposes;

        THAT the Minister of Finance be authorized, whenever she deems it appropriate, to list the Debt Securities of a borrowing effected within the framework of this borrowing plan or under any other borrowing plan of Québec, including any previous borrowing plan, on any stock exchange of her choice, to comply with all formalities and conditions in order to perform all undertakings necessary to maintain such a listing, including the deposit and publication, as the case may be, of all the documents required by any such stock exchange and the performance of all the undertakings required by this latter;

        THAT, for any borrowing effected within the framework of this borrowing plan, the Minister of Finance be authorized, whenever she deems it appropriate, to issue a prospectus, an offering circular, an information memorandum or any other document relating to the issue and sale of the Debt Securities and to make any subsequent amendment thereto as she deems it appropriate;

        THAT, to the extent the Minister of Finance deems it appropriate to offer or sell outside Québec Debt Securities issued under this borrowing plan, the Minister of Finance be authorized to prepare and file with the competent authorities any registration statement for the amount which the Minister of Finance deems appropriate, any prospectus, offering circular, information memorandum or any other document required by the laws of the relevant province, state or country, as well as any amendment thereto, and any amended or supplemental prospectus, circular or memorandum necessary or desirable, to provide any further information as she may consider necessary or convenient, and to appoint any agent to act and to sign all documents, on behalf of Québec, as required by the laws of the relevant country or its competent authorities, and to receive, on behalf of Québec, the recommendations, instructions and notices given to Québec;

        THAT the Minister of Finance, or any one of the persons holding an office or exercising functions at the Ministry of Finance and authorized to sign a document on behalf of the Minister of Finance pursuant to Order in Council No. 974-98 of July 21, 1998 concerning the signature, on behalf of the Minister of Finance, of documents relating to certain financial transactions, as such Order in Council may be amended or replaced from time to time, or any other person appointed from time to time by the Minister of Finance in accordance with any enabling legislation (each being an "Authorized Representative of Québec"), be authorized, on behalf of Québec:

  (a)
  to enter into and sign any loan agreement, underwriting agreement or subscription agreement for Debt Securities or any similar agreement in connection with the borrowings effected within the framework of this borrowing plan,

  (b)
  to enter into and sign any agreement he deems appropriate with any of the agents of the lenders or of Québec;

  (c)
  to enter into and sign any fiscal agency agreement or any other agreement with any other agent or trustee;

  (d)
  to enter into and sign any agreement with the stock exchanges on which the Debt Securities of Québec are listed;

  (e)
  to enter into and sign any agreement with any organization authorized to operate an electronic transaction settlement system in the province, state or country where the borrowing shall have been effected or in the province, state or country determined in agreement with the lenders;

  (f)
  to enter into and sign any other agreement, mandate or document, to enter into and sign any modification to any such agreement, mandate or document, to subscribe for any other undertaking, to do all acts, incur any expenses and sign all documents he (she) deems necessary or useful to complete a borrowing effected within the framework of this borrowing plan, the whole subject to the fifteenth paragraph of the empowering terms hereof;

  (g)
  to deliver, where applicable, the Debt Securities against payment of their selling price and sign any receipt for the proceeds of said borrowings;

  (h)
  to agree, for each of the agreements, mandates, understandings, undertakings and documents referred to in the preceding paragraphs (a) to (g), to any provision not substantially inconsistent with the provisions hereof;

  (i)
  to pay the remuneration he(she) deems appropriate to any lender, underwriter, subscriber, financial agent, other agent, trustee or mandatary of the lenders or of Québec for each borrowing effected within the framework of this borrowing plan and to assume, as the case may be, for each borrowing effected within the framework of this borrowing plan, (i) the expenses incurred by the lenders, the underwriters, the subscribers, the intermediaries, the agents and the trustees, including the fees of their legal counsel, up to the amount he(she) deems relevant under the circumstances, (ii) the costs and expenses relating to the issue and sale of the Debt Securities, including those relating to the preparation, drafting, printing, authentication and delivery of the Debt Securities, (iii) the expenses relating to the preparation, printing and filing of any registration statement, prospectus, offering circular or information memorandum, amended or supplemental prospectus, circular or memorandum and of any other similar document, (iv) the listing fees of the Debt Securities with any stock exchange and the fees required to maintain such listing, (v) the fees and expenses of legal counsel to Québec, (vi) the expenses incurred by Québec, (vii) as the case may be, any subsequent expenses incurred by the lenders and resulting from a default of Québec, (viii) the fees and expenses of the credit rating agencies, if any, (ix) the fees payable to the clearing and depositary institutions, if any, (x) any stamp duties or any other applicable taxes, (xi) any applicable value-added tax or similar tax on the commissions, fees, costs and expenses referred to herein and (xii) all other expenses assumed by Québec under any of the agreements entered into and signed in accordance with the provisions hereof;

        THAT any one of the Authorized Representatives of Québec who neither holds an office nor exercises functions at the Ministry of Finance and who are authorized to sign a document on behalf of the Minister of Finance as set forth in the fourteenth paragraph of the empowering terms hereof be authorized, on behalf of Québec, to sign and deliver any document set forth in the fourteenth paragraph of the empowering terms hereof and to do any act mentioned in said paragraph provided that he(she) has been so authorized in writing by any one of the persons holding an office or exercising functions at the Ministry of Finance referred to in the fourteenth paragraph of the empowering terms hereof;

        THAT the interest coupons attached to the Debt Securities issued within the framework of this borrowing plan bear the printed or otherwise reproduced signature of the Minister of Finance or the Deputy Minister of Finance holding office on the date of the borrowing concerned;

        THAT all the documents evidencing the Debt Securities issued under this borrowing plan bear:

  (a)
  the manual signature of any one of the persons holding an office or exercising functions at the Ministry of Finance referred to in the fourteenth paragraph of the empowering terms hereof; or

  (b)
  the printed or otherwise reproduced signature of the Minister of Finance or the Deputy Minister of Finance holding office on the date of the borrowing concerned and, either the manual signature of any one of the persons holding an office or exercising functions at the Ministry of Finance referred to in the fourteenth paragraph of the empowering terms hereof, or the manual signature of a representative of the issuing agent, of the fiscal agent or of the paying agent of the borrowing concerned, or the manual signature of any one of the Authorized Representatives of Québec who are not persons holding an office or exercising functions at the Ministry of Finance and who are authorized to sign a document on behalf of the Minister of Finance as set forth in the fourteenth paragraph of the empowering terms hereof or that of a representative of any financial institution or clearing and depositary institution provided that such Authorized Representative of Québec or such financial institution or clearing and depositary institution be authorized to do so by any one of the persons holding an office or exercising functions at the Ministry of Finance referred to in the fourteenth paragraph of the empowering terms hereof; or

  (c)
  the manual signature of any one of the Authorized Representatives of Québec who are not persons holding an office or exercising functions at the Ministry of Finance and who are authorized to sign a document on behalf of the Minister of Finance as set forth in the fourteenth paragraph of the empowering terms hereof or that of a representative of any financial institution or clearing and depositary institution provided that such Authorized Representative of Québec or such financial institution or clearing and depositary institution be authorized to do so by any one of the persons holding an office or exercising functions at the Ministry of Finance referred to in the fourteenth paragraph of the empowering terms hereof;

        THAT any printed or otherwise reproduced signature on the interest coupons or on the documents evidencing the Debt Securities have the same effect than a manual signature, regardless of whether a person whose printed or otherwise reproduced signature was no longer in office on the date of the interest coupons or of the Debt Securities or on the date of their original delivery or upon their exchange;

        THAT the signature by any one of the persons referred to in the fourteenth paragraph of the empowering terms hereof on any of the agreements, Debt Securities or other documents relating to a borrowing effected within the framework of this borrowing plan be conclusive evidence of the approval given by the Minister of Finance to such agreements, Debt Securities or other documents and of the determination by the Minister of Finance of the characteristics, terms and conditions of the borrowing concerned and that any certificate issued by any one of the persons holding an office or exercising functions at the Ministry of Finance and referred to in the fourteenth paragraph of the empowering terms hereof certifying any of the facts referred to in the second paragraph of the empowering terms hereof or for the purposes of sub-paragraph (d) of the fifth paragraph of the empowering terms hereof be conclusive evidence of its contents;

        THAT this Order in Council replace Order in Council No. 792-2000 dated June 21, 2000, without affecting the validity of the borrowings made under the authority thereof.

CERTIFIED TRUE COPY THE ACTING CLERK OF THE EXECUTIVE COUNCIL
By:	/s/ LIETTE HARVEY Liette Harvey

Exhibit 5.2 Annex 7

[Translation]

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

No. 808-2002	June 26, 2002
CONCERNING a borrowing plan to authorize the Minister of Finance to borrow up to $10,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency

 — ooo O ooo —

        WHEREAS Sections 61 and 62 of the Financial Administration Act (R.S.Q., c. A-6.001) enact that the borrowings shall be effected by the Minister of Finance with the authorization of the Government, which shall determine such amounts, characteristics, terms and conditions as it considers necessary with respect to borrowings effected pursuant to Division 1 of Chapter 7 of said act;

        WHEREAS Section 63 of said act enacts that the aforesaid borrowings may also be effected under a borrowing plan authorized by the Government and which the Government shall establish the maximum amount, characteristics and limits it deems necessary in relation to the borrowings effected under such borrowing plan;

        WHEREAS Section 63 of said act enacts furthermore that, with respect to a borrowing plan referred to in said section, the Government may authorize the Minister of Finance generally to effect any borrowing under said plan, to establish the amounts and other characteristics thereof and to agree to the applicable terms and conditions, including those relating to the currency of payment and the registration of the securities;

        WHEREAS Section 65 of said act, amended by Section 6 of An Act to amend certain legislative provisions concerning the conclusion and signing of borrowing transactions and financial instruments (2001, c. 75), enacts that Section 17 thereof applies to the borrowings referred to in Division 1 of Chapter VII of said act and to documents related to such borrowings;

        WHEREAS Section 17 of said act, replaced by Section 4 of An Act to amend certain legislative provisions concerning the conclusion and signing of borrowing transactions and financial instruments (2001, c. 75), enacts that the transactions referred to in Sections 15 and 16 of said act and the related documents may be concluded and signed by any person and by any means authorized for that purpose by the Minister of Finance;

        WHEREAS the Minister of Finance deems that the borrowing needs of Québec under this borrowing plan could reach $10,000,000,000 until June 30, 2003;

        WHEREAS Québec deems consequently advisable to set up a borrowing plan for the purposes of authorizing the Minister of Finance to borrow on the Canadian market or on any other market up to $10,000,000,000 in legal currency of Canada, or its equivalent in any other currency or composite currency, of which the proceeds may be appropriated, up to the total amount thereof, to the financing fund;

        WHEREAS it is deemed appropriate to authorize a borrowing plan, to establish the maximum amount of the borrowings to be effected pursuant thereto, to establish the characteristics and limits considered necessary by Québec and to authorize the Minister of Finance to enter into any borrowing transaction under said borrowing plan, to establish the amounts and other characteristics thereof and to agree to the terms and conditions relating to each of these transactions, including those relating to the currency of payment and the form and registration of the debt securities to be issued, as the case may be;

        WHEREAS Québec, subject to the second paragraph of the empowering terms hereof, deems appropriate that this borrowing plan do not replace any of the borrowing plans that may exist at any time during the term of this borrowing plan;

        IT IS ORDERED, therefore, upon the recommendation of the Minister of Finance:

        THAT a borrowing plan be authorized in accordance with the following:

  1.
  The Minister of Finance may, under this borrowing plan, until June 30, 2003, enter into borrowing transactions of up to $10,000,000,000 in legal currency of Canada or its equivalent in any other currency or composite currency;

  2.
  In order to determine the sum referred to in Section 1, only the net proceeds of the borrowings received by Québec shall be considered without taking into account the principal amount of said borrowings nor any premium or amount with respect to inflation that may be paid upon redemption, in order to determine the net proceeds of the borrowings only the results of the multiplication of their principal amount by their selling price shall be considered without taking into account any commissions and expenses payable and, if a borrowing is made in a currency other than the Canadian currency, its equivalent in the Canadian currency shall be determined only on the basis of the average spot rate of the Canadian dollar against the relevant currency at noon time, local time, on the day of the disbursement of the proceeds of the borrowing, as published by the Bank of Canada;

  3.
  Subject to the last paragraph of the empowering terms hereof, this borrowing plan does not replace the other borrowing plans of Québec that may exist at any time during the term of this borrowing plan;

  4.
  The borrowings effected within the framework of this borrowing plan shall be effected by the issue of debt securities (the "Debt Securities"), under loan agreements or by any other means as the Minister of Finance may deem appropriate;

  5.
  Such borrowings shall bear the following characteristics and limits:

    1°
    In the case of a borrowing bearing interest at a fixed interest rate, its effective rate of return shall not exceed by more than 2.00% or 2.50% (whether the initial maturity of the borrowing is 15 years or less or more than 15 years) the yield on the market of the Debt Securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the Debt Securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance, the whole in accordance with the market conventions;

    2°
    In the case of a borrowing bearing interest at a floating interest rate,

    (a)
    its effective rate of return, in the case of a borrowing made by way of bankers' acceptances in Canada and after taking into account the stamping fees, shall not exceed the rate published by the Bank of Canada as being the prime business rate charged by the banks governed by the Bank Act (Canada);

    (b)
    its effective rate of return, in other cases, shall not exceed by more than 2.00% or 2.50% (whether the initial maturity of the borrowing is 15 years or less or more than 15 years) the rate of interest offered for loans in the currency of the borrowing on the interbank market that Québec shall determine, the whole in accordance with the market conventions;

    3°
    In the case of a borrowing whose yield is indexed to inflation or to a price index published by a recognized authority, its annual interest rate, before any inflation compensation, shall not exceed 5% and the provisions of the above sub-sections (a) and (b) shall not apply;

    4°
    For the purposes hereof, the interbank market referred to in sub-section (b) of sub-section 2° shall be the one determined by any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance referred to in Section 14, the whole in accordance with the relevant market conventions; the yield on the market of the Debt Securities of the government of the country in whose currency the borrowing is made or, in the case of a borrowing in euros, the yield on the market of the Debt Securities in euros of the member state of the European Economic and Monetary Union as determined by the Minister of Finance referred to in sub-section 1°, the prime business rate referred to in sub-section (a) of sub-section 2° and the rate of interest offered for loans in the currency of the borrowing on the interbank market referred to in sub-section (b) of sub-section 2° shall be those determined by any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance referred to in Section 14, the whole in accordance with the relevant market conventions, as being the one currently in effect at the time of the final agreement on the financial terms of the borrowing concerned (i) for such Debt Securities (where relevant) of a maturity substantially similar to that of the borrowing concerned or, failing such Debt Securities of a substantially similar maturity, as being the result of an interpolation of Debt Securities of a maturity that is closest to the maturity of the borrowing concerned or (ii) for such deposits (where relevant) of a similar maturity to that of the first period of interest of the borrowing concerned; in the case of a borrowing bearing interest at a floating rate of interest, the effective rate of return of such borrowing shall be determined in accordance with the period from the time of the final agreement on the financial terms of such borrowing until the first date on which the interest rate applicable to such borrowing shall be determined again;

    5°
    Notwithstanding the limits of the effective rates of return or, as the case may be, of the annual interest rate determined in the preceding sub-sections, the Minister of Finance may nevertheless agree to pay additional interest, within the limits she deems reasonable, upon an event of default of Québec and agree, in the case of borrowings effected outside Canada or with lenders who are non-residents of Canada, that payments to non-residents of Canada shall be made without deduction or withholding of any Canadian taxes or shall be exempt from any other Canadian taxes and that, if any payments were subject to such taxes, the amounts of interest or principal payable shall be increased in such a manner that after deduction of such withholding the beneficiary of the payment shall receive a net amount that will not be less than the amount payable in accordance with the borrowing;

    6°
    Each borrowing will normally be payable, in principal and interest, in the original currency of the borrowing or, as the case may be, in the currency of the relevant country which will have legal tender at the time of payment, but may also be payable in principal, interest or in both principal and interest, in any other currency or composite currency agreed upon at the time the borrowing shall have been entered into;

    7°
    The Debt Securities will be issued by means (i) of book-entry form in accounts with The Canadian Depository for Securities Limited, The Depository Trust Company, The Euroclear System, Clearstream Banking, société anonyme or any other clearing institution or clearing and depositary institution recognized in the country where it is located, including its successors or assigns, (ii) of electronic or computerized entries in any register maintained by a clearing institution recognized in the country where it is located or maintained by any agent in charge of keeping such register, or (iii) of fully registered securities, bearer securities with interest coupons, receipts or talons attached, global bearer securities without interest coupons or fully registered global securities, the global securities being exchangeable in certain circumstances for fully registered securities;

    8°
    The Debt Securities, the loan agreements and the related agreements will be governed by either the laws of Québec and the laws of Canada applicable therein, or by the laws of any province, state or country where the borrowing shall have been entered into, or by any other laws determined in agreement with the lenders, or by any other laws deemed applicable by a competent court where, with respect to specific borrowings, the Debt Securities or the related agreements do not specify the applicable law; Québec may submit to the jurisdiction of any foreign court, waive to the extent permitted by law any immunity it may be entitled to and appoint any person outside Québec to receive on its behalf service of process in any proceeding;

    9°
    Additional Debt Securities having the same characteristics, except for those which may differ solely as to the date of issue of said additional Debt Securities, may be added to the Debt Securities already issued under this borrowing plan or under any other borrowing plan or under any order in council adopted by Québec provided that the terms and conditions of the Debt Securities already issued provide for such a possibility; in such a case, the interest payable on the first payment of interest on such additional Debt Securities issued after the issue date of Debt Securities already outstanding may include accrued interest or, as the case may be, interest deemed to have accrued thereon since the date of issue of such outstanding Debt Securities or, as the case may be, since the interest payment date on such outstanding Debt Securities next preceding the issue date of the additional Debt Securities to the date of their issue if such date does not coincide with an interest payment date;

    10°
    The borrowings effected and the Debt Securities issued shall have the other characteristics, terms and conditions as determined or agreed upon by the Minister of Finance;

  6.
  To the extent that a borrowing provides for a sinking fund, the Minister of Finance is authorized to withdraw annually from the Consolidated Revenue Fund any sum of money up to an amount sufficient to create such sinking fund;

  7.
  The Minister of Finance is authorized, when she deems it appropriate, to comply with all formalities and conditions in order to obtain and maintain the listing of any Debt Securities of a borrowing effected within the framework of this borrowing plan or under any other borrowing plan, including any previous borrowing plan, on any electronic or computerized transaction settlement system recognized in the province, state or country where the borrowing shall have been entered into or in the province, state or country determined in agreement with the lenders;

  8.
  To the extent that the laws applicable to a borrowing effected within the framework of this borrowing plan allow it, the Minister of Finance is authorized, when she deems it appropriate, to recognize that an entry in any register maintained by any agent in charge of keeping such register will constitute evidence that the person whose name shall appear in the register will be the beneficial owner of the Debt Security related to such a borrowing, subject to any adjustment for error or fraud;

  9.
  The Minister of Finance, when she deems it appropriate, shall keep or cause to be kept by any financial institution, clearing institution or clearing and depositary institution of her choice, registers for the registration and transfer of the fully registered Debt Securities issued in connection with each of the borrowings effected within the framework of this borrowing plan and, in addition to all other relevant information relating to such issued Debt Securities, the Minister of Finance shall register or cause to be registered therein the names and addresses of the holders of such debt securities as well as any relevant information relating to the debt securities, their transfer and their cancellation from the registers;

  10.
  For any borrowing of Québec, including any borrowing effected within the framework of this borrowing plan or under any other borrowing plan of Québec, including any previous borrowing plan, the Minister of Finance is authorized, whenever she deems it appropriate, to appoint and replace the financial institutions of her choice to act as trustee, financial agent, fiscal agent or agent for any other purposes;

  11.
  The Minister of Finance is authorized, whenever she deems it appropriate, to list the Debt Securities of a borrowing effected within the framework of this borrowing plan or under any other borrowing plan of Québec, including any previous borrowing plan, on any stock exchange of her choice, to comply with all formalities and conditions in order to perform all undertakings necessary to maintain such a listing, including the deposit and publication, as the case may be, of all the documents required by any such stock exchange and the performance of all the undertakings required by this latter;

  12.
  For any borrowing effected within the framework of this borrowing plan, the Minister of Finance is authorized, whenever she deems it appropriate, to issue a prospectus, an offering circular, an information memorandum or any other document relating to the issue and sale of the Debt Securities, to make any subsequent amendment thereto as she deems it appropriate and to issue any amended or supplemental prospectus, circular or memorandum necessary or desirable;

  13.
  To the extent the Minister of Finance deems it appropriate to offer or sell outside Québec Debt Securities issued under this borrowing plan, the Minister of Finance is authorized to prepare and file with the competent authorities any registration statement for the amount which the Minister of Finance deems appropriate, any prospectus, offering circular, information memorandum or any other document required by the laws of the relevant province, state or country, as well as any amendment thereto, and any amended or supplemental prospectus, circular or memorandum necessary or desirable, to provide any further information as she may consider necessary or convenient, and to appoint any agent to act and to sign all documents, on behalf of Québec, as required by the laws of the relevant country or its competent authorities, and to receive, on behalf of Québec, the recommendations, instructions and notices given to Québec;

  14.
  The Minister of Finance, or, subject to Section 15, any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance and authorized to sign a document on behalf of the Minister of Finance pursuant to Order in Council No. 455-2001 of April 25, 2001 concerning the signature, on behalf of the Minister of Finance, of documents relating to certain financial transactions, as such Order in Council may be amended or replaced from time to time, or any other person authorized from time to time by the Minister of Finance under Section 17 of the Financial Administration Act (each being hereafter referred to as an "Authorized Representative of Québec"), is authorized, on behalf of Québec:

    1°
    To enter into and sign any loan agreement, underwriting agreement or subscription agreement for Debt Securities or any similar agreement in connection with the borrowings effected within the framework of this borrowing plan;

    2°
    To enter into and sign any agreement he (she) deems appropriate with any of the agents of the lenders or of Québec;

    3°
    To enter into and sign any fiscal agency agreement or any other agreement with any other agent or trustee;

    4°
    To enter into and sign any agreement with the stock exchanges on which the Debt Securities of Québec are listed;

    5°
    To enter into and sign any agreement with any organization authorized to operate an electronic or computerized transaction settlement system in the province, state or country where the borrowing shall have been effected or in the province, state or country determined in agreement with the lenders;

    6°
    To enter into and sign any other agreement, mandate or document, to enter into and sign any modification to any such agreement, mandate or document, to subscribe for any other undertaking, to do all acts, incur any expenses and enter into and sign all documents he (she) deems necessary or useful to complete a borrowing effected within the framework of this borrowing plan;

    7°
    To deliver, where applicable, the Debt Securities against payment of their selling price and sign any receipt for the proceeds of said borrowings;

    8°
    To agree, for each of the agreements, mandates, understandings, undertakings and documents referred to in the preceding sub-sections 1° to 7°, to any provision not substantially inconsistent with the provisions hereof;

    9°
    To pay the remuneration he (she) deems appropriate to any lender, underwriter, subscriber, financial agent, other agent, trustee or mandatary of the lenders or of Québec for each borrowing effected within the framework of this borrowing plan and to assume, as the case may be, for each borrowing effected within the framework of this borrowing plan, (i) the expenses incurred by the lenders, the underwriters, the subscribers, the intermediaries, the agents and the trustees, including the fees of their legal counsel, up to the amount he (she) deems relevant under the circumstances, (ii) the costs and expenses relating to the issue and sale of the Debt Securities, including those relating to the preparation, drafting, printing, authentication and delivery of the Debt Securities, (iii) the expenses relating to the preparation, printing and filing of any registration statement, prospectus, offering circular or information memorandum, amended or supplemental prospectus, circular or memorandum and of any other similar document, (iv) the listing fees of the Debt Securities with any stock exchange and the fees required to maintain such listing, (v) the fees and expenses of legal counsel to Québec, (vi) the expenses incurred by Québec, (vii) as the case may be, any subsequent expenses incurred by the lenders and resulting from a default of Québec, (viii) the fees and expenses of the credit rating agencies, if any, (ix) the fees payable to the clearing institutions and clearing and depositary institutions, if any, (x) any stamp duties or any other applicable taxes, (xi) any applicable value-added tax or similar tax on the commissions, fees, costs and expenses referred to herein and (xii) all other expenses assumed by Québec under any of the agreements entered into and signed in accordance with the provisions hereof;

  15.
  Any one of the Authorized Representatives of Québec who is neither a member of the personnel of, nor a holder of a position within, the Ministry of Finance and who is authorized to sign a document on behalf of the Minister of Finance as set forth in Section 14 is authorized, on behalf of Québec, to sign and deliver any document set forth in Section 14 and to do any act mentioned in said section provided that he (she) has been so authorized in writing by any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance in each case referred to in Order in Council No. 455-2001 of April 25, 2001;

  16.
  The interest coupons attached to the Debt Securities issued within the framework of this borrowing plan shall be signed by means of the signature affixed by an automatic device or an electronic process, or of the signature engraved, lithographed, printed or otherwise reproduced, of the Minister of Finance or the Deputy Minister of Finance holding office on the date of the borrowing concerned or on the date of the signing;

  17.
  The Debt Securities issued under this borrowing plan shall bear:

  1°
  The manual signature of any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance referred to in Section 14; or

  2°
  The manual signature of any one of the Authorized Representatives of Québec who neither is a member of the personnel of, nor a holder of a position within, the Ministry of Finance and who is authorized to sign a document on behalf of the Minister of Finance as set forth in Section 14 or that of a representative of any financial institution, clearing institution or clearing and depositary institution provided that such Authorized Representative of Québec or such financial institution or clearing and depositary institution be authorized to do so by any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance referred to in Section 14; or

    3°
    The signature affixed by an automatic device or an electronic process, or the signature engraved, lithographed, printed or otherwise reproduced, of the Minister of Finance or the Deputy Minister of Finance holding office on the date of the borrowing concerned or on the date of the signing and, either the manual signature of any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance referred to in Section 14, or the manual signature of a representative of the issuing agent, of the fiscal agent or of the paying agent of the borrowing concerned, or the manual signature of any one of the Authorized Representatives of Québec who neither is a member of the personnel of, nor a holder of a position within, the Ministry of Finance and who is authorized to sign a document on behalf of the Minister of Finance as set forth in Section 14 or that of a representative of any financial institution, clearing institution or clearing and depositary institution provided that such Authorized Representative of Québec or such financial institution, clearing institution or clearing and depositary institution be authorized to do so by any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance referred to in Section 14; or

  18.
  Any signature affixed by an automatic device or an electronic process, or any signature engraved, lithographed, printed or otherwise reproduced on the interest coupons or on the Debt Securities shall have the same effect than a manual signature, regardless of whether a person whose signature affixed by an automatic device or an electronic process, or engraved, lithographed, printed or otherwise reproduced was no longer in office on the date of the interest coupons or of the Debt Securities or on the date of their original delivery or upon their exchange;

  19.
  The signature by any one of the persons referred to in Section 14 on any of the agreements, Debt Securities or other documents relating to a borrowing effected within the framework of this borrowing plan shall be conclusive evidence of the approval given by the Minister of Finance to such agreements, Debt Securities or other documents and of the determination by the Minister of Finance of the characteristics, terms and conditions of the borrowing concerned and any certificate issued by any one of the members of the personnel of, or of the holders of a position within, the Ministry of Finance and referred to in Section 14 certifying any of the facts referred to in Section 2 or for the purposes of sub-section 4° of Section 5 shall be conclusive evidence of its contents.

        THAT this Order in Council replace Order in Council No. 384-2001 of April 4, 2001, without affecting the validity of the borrowings made under the authority thereof prior to the date of this Order in Council.

CERTIFIED TRUE COPY THE CLERK OF THE EXECUTIVE COUNCIL
By:	/s/ JEAN ST-GELAIS Jean St-Gelais

Exhibit 5.2 Annex 8

[Translation]

ORDER IN COUNCIL
GOUVERNEMENT DU QUÉBEC

NUMBER 666-2003	June 18, 2003
CONCERNING a borrowing plan to authorize the Minister of Finance to borrow up to $10,000,000,000 in legal currency of Canada or its equivalent in any other currency

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        WHEREAS Sections 61 and 62 of the Financial Administration Act (R.S.Q., c. A-6.001) provide that the borrowings shall be effected by the Minister of Finance with the authorization of the Government, which shall determine such amounts, characteristics, terms and conditions as it considers necessary with respect to borrowings effected pursuant to Division I of Chapter VII of said act;

        WHEREAS the first paragraph of Section 63 of said act provides that these borrowings may also be effected under a borrowing plan authorized by the Government and which the Government shall establish the maximum amount, characteristics and limits it deems necessary in relation to the borrowings effected under such borrowing plan;

        WHEREAS the second paragraph of this section provides that the Government may then authorize the Minister of Finance generally to effect any borrowing under said plan, to establish the amounts and other characteristics thereof and to agree to the applicable terms and conditions related to each such borrowing, including those relating to the currency of payment and the registration of the securities;

        WHEREAS Section 65 of said act provides that Section 17 thereof applies to the borrowings referred to in Division I of Chapter VII and to documents related to such borrowings;

        WHEREAS Section 17 of said act provides that the transactions referred to in Sections 15 and 16 and the related documents may be concluded and signed by any person and by any means authorized for that purpose by the Minister of Finance;

        WHEREAS, pursuant to sections 17 and 65 of said act, certain persons were authorized, by Ministerial Order no. FIN-1 of March 19, 2003, as such Order may be amended or replaced from time to time, to conclude and sign borrowings effected pursuant to Division I of Chapter VII of said act, the transactions referred to in sections 15 and 16 and the related documents, and certain means were authorized for this purpose;

        WHEREAS the Minister of Finance deems that the borrowing needs of Québec under this borrowing plan could reach $10,000,000,000 until June 30, 2004;

        WHEREAS the Government deems consequently advisable to set up a borrowing plan for the purposes of authorizing the Minister of Finance to borrow on the Canadian market or on any other market up to $10,000,000,000 in legal currency of Canada, or its equivalent in any other currency, and of which the proceeds may be appropriated, up to the total amount, to the financing fund;

        WHEREAS it is deemed appropriate to authorize for this purpose a borrowing plan, to establish the maximum amount of the borrowings that may be effected pursuant thereto, to establish the characteristics and limits considered necessary by the Government, in relation to such borrowings, and to authorize the Minister of Finance to enter into any borrowing transaction under said plan, to establish the amounts and other characteristics thereof and to agree to the terms and conditions relating to each of these borrowing transactions, including, as the case may be, those relating to the currency of payment and the form and registration of the Debt Securities to be issued;

        WHEREAS subject to the last paragraph of the empowering terms, the Government deems appropriate that this borrowing plan shall not replace any of the borrowing plans of Québec that may exist at any time during the term of this borrowing plan;

        IT IS ORDERED, therefore, upon the recommendation of the Minister of Finance:

        THAT a borrowing plan be authorized under the terms of which the Minister of Finance may enter into, until June 30, 2004, borrowing transactions of up to $10,000,000,000 in legal currency of Canada or its equivalent in any other currency;

        THAT the maximum amount established in the preceding paragraph be calculated by only taking into account the net proceeds of the borrowings received by Québec, without regard for the principal amount of said borrowings or any premium or other amount, as the case may be, with respect to inflation that may be paid upon redemption; the net proceeds of the borrowings are calculated by multiplying their principal amount by their selling price, without taking into account the commissions and expenses payable;

        THAT, in the case of a borrowing made in a currency other than the Canadian currency, its equivalent in the Canadian currency shall be determined on the basis of the average spot rate of the Canadian dollar against the relevant currency at noon time on the day of the negotiation of the borrowing in question, as published by the Bank of Canada;

        THAT subject to the last paragraph of the empowering terms, this borrowing plan shall not replace the other borrowing plans of Québec that may exist at any time during the term of this borrowing plan;

        THAT the Minister of Finance or any other person authorized under Ministerial Order no. FIN-1 of March 19, 2003 be authorized to enter into any borrowing transaction, by the issue of debt securities (the "Debt Securities"), under loan agreements or by any other means as the Minister of Finance may deem appropriate, to establish the amounts thereof, subject to the maximum amount stipulated in the first paragraph of the empowering terms, to determine the characteristics not stipulated herein, to accept the terms and conditions thereof, including those relating to the currency of payment and the registration of Debt Securities, subject to the following characteristics and limits:

        a)    in the case of a borrowing bearing interest at a fixed interest rate or a borrowing whose yield is indexed to inflation, its effective rate of return, before any inflation compensation as the case may be, shall not exceed by more than 2.00%, where the maturity of the borrowing is 15 years or less, or by more than 2.50%, where the maturity of the borrowing is more than 15 years, the rate of return, before any inflation compensation as the case may be, of a similar debt security of the government of the country or territory where the currency of the borrowing in question has legal tender and having a similar maturity; failing a maturity similar to this borrowing, a calculation resulting from the interpolation of borrowings whose maturity is closest to the maturity of the borrowing in question shall be acceptable;

        b)    in the case of a borrowing bearing interest at a floating interest rate, its effective rate of return shall not exceed by more than 2.00%, where the maturity of the borrowing is 15 years or less, or by more than 2.50% where the maturity of the borrowing is more than 15 years, the rate of interest offered for similar loans on the interbank market in the currency of the borrowing in question;

        c)     the rates referred to in sub-paragraphs a and b shall be determined on the date of negotiation of the borrowingin question;

        THAT notwithstanding the limits of the effective rate of return set by the fifth paragraph of the empowering terms, the Minister of Finance may nevertheless:

        a)    agree, upon an event of default, that Québec will pay an additional interest rate, within the limits that he deems reasonable; and

        b)    agree, in the case of borrowings effected outside Canada or with lenders who are non-residents of Canada, that payments to non-residents of Canada be made without deduction or withholding of any Canadian taxes or be exempt from any other Canadian taxes, and that, if any payments were subject to such taxes, the amounts of interest or principal payable shall be increased in such a manner that after deduction of such withholding the beneficiary of the payment shall receive a net amount that will not be less than the amount payable in accordance with the borrowing;

        THAT any borrowing be normally payable, in principal and interest, in the original currency of the borrowing or, as the case may be, in the currency of the relevant country or territory which will have legal tender at the time of payment, but may also be payable in principal, interest or in both principal and interest, in any other currency agreed upon at the time the borrowing shall have been entered into;

        THAT the Debt Securities, the loan agreements and the related agreements be governed by any law determined by the parties or, in the case of borrowings for which the Debt Securities or the related agreements do not specify the applicable law, by any law deemed applicable by the competent Court and that Québec may submit to the jurisdiction of any foreign court, waive to the extent permitted by law any immunity it may be entitled to and appoint any person outside Québec to receive on its behalf service of process in any proceeding;

        THAT additional Debt Securities having the same characteristics, except for those which may differ solely as to the date of issue, may be added to the Debt Securities already issued under this borrowing plan or under any other borrowing plan or under any order in council adopted by Québec provided that the characteristics of the Debt Securities already issued provide for such a possibility;

        THAT, to the extent that a borrowing provides for a sinking fund, the Minister of Finance be authorized to withdraw annually from the Consolidated Revenue Fund any sum of money up to an amount sufficient to create such sinking fund;

        THAT the Minister of Finance be authorized, if necessary, to comply with all formalities and conditions in order to obtain and maintain the listing of any Debt Securities of a borrowing effected within the framework of this borrowing plan or under any other borrowing plan, including any previous borrowing plan, on any electronic or computerized transaction settlement system recognized in the province, state, country, or territory where the borrowing shall have been effected or in the province, state, country, or territory determined in agreement with the lenders;

        THAT, to the extent that the laws applicable to a borrowing effected within the framework of this borrowing plan allow it, the Minister of Finance be authorized, if necessary, to recognize that an entry in any register maintained by any agent in charge of keeping such register will constitute evidence that the person whose name shall appear in the register will be the beneficial owner of the Debt Security related to such a borrowing, subject to any adjustment effected by the agent for error or fraud;

        THAT the Minister of Finance shall keep or cause to be kept, if necessary, by any financial institution, clearing institution or clearing and depositary institution, registers for the registration and transfer of the fully registered Debt Securities of the borrowings effected within the framework of this borrowing plan;

        THAT, for any borrowing of Québec, including any borrowing effected within the framework of this plan or under any other borrowing plan of Québec, including any previous borrowing plan, the Minister of Finance be authorized to appoint and replace, if necessary, any financial institution to act as trustee, issuing agent, financial agent, paying agent or for any other purposes;

        THAT the Minister of Finance be authorized, if necessary, to list the Debt Securities of a borrowing effected within the framework of this plan or under any other borrowing plan of Québec, including any previous borrowing plan, on any stock exchange of his choice, to comply with all formalities and conditions in order to perform all undertakings necessary to maintain such listing, including the filing and publication, as the case may be, of all the documents required by any such stock exchange and the performance of all the undertakings required by this latter;

        THAT for any borrowing effected within the framework of this borrowing plan, the Minister of Finance be authorized, if necessary, to prepare and file with the competent regulatory authorities any registration statement for the amount which he deems appropriate, any prospectus, offering circular, information memorandum or any other document that may be required by the applicable laws or regulations, to file any necessary amendment to any of these documents, to provide any information necessary for these purposes, to appoint any person to act and to sign all documents, on behalf of Québec, required by the applicable laws or regulations or by the competent authorities and to receive, on behalf of Québec, the recommendations, instructions and notices given by these authorities;

        THAT the Minister of Finance or any person authorized by Ministerial Order no. FIN-1 of March 19, 2003 be authorized:

        a)    to deliver, as the case may be, the Debt Securities against payment of their selling price and sign any receipt for the proceeds of said borrowings;

        b)    to agree, for each of the agreements, mandates, understandings, undertakings and documents referred to herein, to any provision not substantially inconsistent with the provisions hereof;

        c)     to pay any expense and assume any charge, professional fee, disbursement or cost pertaining to a borrowing transaction effected under this borrowing plan, including, as the case may be, those incurred by lenders, underwriters, representatives, brokers, agents and trustees;

        THAT the signature affixed by a person authorized by the Minister of Finance, pursuant to Ministerial Order no. FIN-1 of March 19, 2003, on a contract or other documents referred to herein or relating to a borrowing effected within the framework of this plan shall be conclusive evidence of the approval given to such contract or document by the Minister of Finance and of the determination by the Minister of Finance of the characteristics, terms and conditions of any borrowing made under this plan;

        THAT any signature affixed by an automatic device or an electronic process, or any signature engraved, lithographed or otherwise reproduced on the interest coupons or on the Debt Securities have the same effect as a manual signature regardless of whether the signatory is no longer in office on the date of the interest coupons or of the Debt Securities or on the date of their original delivery or upon their exchange;

        That any certificate issued by a person authorized by the Minister of Finance, pursuant to Ministerial Order no. FIN-1 of March 19, 2003, to certify to a fact referred to in the first and fifth paragraphs of the empowering terms shall be conclusive evidence of its content;

        THAT this Order in Council replace Order in Council no. 808-2002 of June 26, 2002, without affecting the validity of the borrowings made under the authority thereof prior to the date of this Order in Council.

Exhibit 5.2 Annex 9

Ministère
des Finances
                Le ministre des Finances

MINISTERIAL ORDER No FIN-3 OF THE MINISTER OF FINANCE

Financial Administration Act
(R.S.Q., c. A-6.001, s. 17 and 65)

CONCERNING the conclusion and signing of certain borrowings and investments of Québec as well as of certain agreements, contracts and instruments referred to in the Financial Administration Act and of the documents related thereto;

Whereas the provisions of Division I of Chapter VII of the Financial Administration Act (R.S.Q., c. A-6.001) set forth the rules applicable to the borrowings of Québec other than those effected by the issue and sale of savings products;

Whereas section 65 of said act provides that section 17 applies to borrowings referred to in Division I of Chapter VII and to documents related to the borrowings;

Whereas sections 15 and 16 of said act provide that the Minister of Finance may invest money from the consolidated revenue fund or from a sinking fund entrusted by law to the management of the Minister of Finance and may dispose of or terminate such investments according to their terms, and acquire, hold, invest in or make agreements, contracts and instruments referred to in section 16;

Whereas section 17 of said act provides that the transactions referred to in sections 15 and 16 and the related documents may be concluded and signed by any person and by any means authorized for that purpose by the Minister of Finance;

Whereas, by Ministerial Order no FIN-1 of March 19, 2003, certain persons have been authorized to conclude and sign the borrowings effected under Division I of Chapter VII of said act, the transactions referred to in sections 15 and 16 and the documents related thereto and certain means have been authorized for that purpose;

Whereas it is deemed expedient to replace said Ministerial Order;

THEREFORE, the Minister of Finance orders the following:

1.
That any one of the persons listed below be authorized, on behalf of the Minister of Finance, to conclude and sign a borrowing effected under Division I of Chapter VII of the Financial Administration Act (R.S.Q., c. A-6.001), the transactions referred to in sections 15 and 16 and the documents related thereto, provided that such person be a member of the personnel of, or a holder of a position within, the Ministère des Finances:

a)
the Deputy Minister;

b)
an associate deputy minister or an assistant deputy minister responsible for any one of the sectors of activities of financing, debt management or financial operations;

c)
a director general responsible for any one of the sectors of activities of financing, debt management or financial operations;

d)
a director under the authority of any one of the persons listed in sub-paragraphs (b) or (c).

2.
That any one of the persons listed below be authorized, on behalf of the Minister of Finance, to conclude and sign a borrowing effected under Division I of Chapter VII of the Financial Administration Act, the transactions referred to in sections 15 and 16 and the documents related thereto, provided that such person be so authorized in writing by a person listed in paragraph 1:

a)
a delegate general, a delegate or any other person responsible for any other form of representation of Québec on foreign soil in accordance with An Act respecting the Ministère des Relations internationales (R.S.Q., c. M-25.1.1), as well as any head of post responsible for an office of Québec in Canada in accordance with An Act respecting the Ministère du Conseil exécutif (R.S.Q., c. M-30);

  b)
  a secretary general, an advisor, a director or an administrative attaché under the authority of any one of the persons listed in sub-paragraph a.

3.
That any one of the persons listed below be authorized, on behalf of the Minister of Finance, to sign a debt security issued for a borrowing referred to in paragraph 1:

a)
a person listed in paragraph 1;

b)
a person listed in paragraph 2, provided that such person be so authorized in writing by a person listed in paragraph 1;

c)
an authorized representative of the issuing agent, the financial agent or the fiscal agent for the borrowing concerned, provided that such issuing agent, financial agent or fiscal agent be so authorized in writing by a person listed in paragraph 1;

d)
an authorized representative of a financial institution, provided that such financial institution be so authorized in writing by a person listed in paragraph 1;

e)
an authorized representative of a clearing institution or of a depository and clearing institution, provided that such clearing institution or depository and clearing institution be so authorized in writing by a person listed in paragraph 1.

4.
That a person listed in paragraph 1, or a person listed in paragraph 2, provided that such person be so authorized in writing by a person listed in paragraph 1, be authorized, on behalf of the Minister of Finance, to establish the amounts and characteristics and to agree to the terms and conditions of any borrowing effected under a borrowing plan referred to in section 63, including those relating to the currency of payment and the registration of the securities, to the extent that the order in council adopted by the government to authorize such borrowing plan provides that the Minister of Finance is authorized generally to effect any borrowing under such plan, to establish the amounts and characteristics not established under said order in council and to agree to the terms and conditions relating to each such borrowing, including those relating to the currency of payment and the registration of the securities.

5.
That the signature of the Minister of Finance or of the Deputy Minister of the Ministère des Finances holding office on the date of the borrowing concerned or on the date of the signing may be affixed on a debt security by means of an automatic device or an electronic process, or that such signature may be engraved, lithographed, printed or otherwise reproduced, to the extent that such debt security (i) also bears the manual signature of a person listed in paragraph 1 or (ii) also bears the manual signature of a person listed in sub-paragraphs (b) to (e) of paragraph 3, provided that such person be so authorized in writing by a person listed in paragraph 1 or (iii) is authenticated by the manual signature of a representative of the issuing agent, the financial agent or the fiscal agent for the borrowing concerned, provided that such agent be so authorized in writing by a person listed in paragraph 1.

6.
That the signature of the Minister of Finance or of the Deputy Minister of the Ministère des Finances holding office on the date of the borrowing concerned or on the date of the signing may be affixed on an interest coupon, a receipt or a talon attached to a debt security by means of an automatic device or an electronic process, or that such signature may be engraved, lithographed, printed or otherwise reproduced.

7.
That the signature of the Minister of Finance or of the Deputy Minister of the Ministère des Finances holding office on the date of the signing may be affixed on an order, instruction or notice related to an investment, including its disposal or termination, by means of an automatic device or an electronic process, or that such signature may be engraved, lithographed, printed or otherwise reproduced, to the extent that such order, instruction or notice also bears (i) the manual signature of a person listed in paragraph 1 or (ii) the manual signature of a person listed in sub-paragraphs (b) to (e) of paragraph 3, provided that such person be so authorized in writing by a person listed in paragraph 1.

8.
That a debt security may be issued by means (i) of entries in a book-entry system with The Canadian Depository for Securities Limited, The Depository Trust Company, Euroclear Bank S.A./N.V., Clearstream Banking, société anonyme or any other clearing institution or depository and clearing institution recognized in the country where it is located, including its successors or assigns, (ii) of electronic or computerized entries in any register maintained by a clearing institution or a depository and clearing institution recognized in the country where it is located or maintained by any agent in charge of keeping such register, or (iii) of fully registered securities, bearer securities with interest coupons, receipts or talons attached, global bearer securities without interest coupons or fully registered global securities.

9.
That this Ministerial Order shall replace Ministerial Order no FIN-1 of March 19, 2003.

10.
That this Ministerial Order shall become effective on July 7, 2003.

July 7, 2003

(S) Yves Séguin

YVES SÉGUIN
Minister of Finance